                                                                    Exhibit 10.5



                             LEASE AGREEMENT BETWEEN



                     W9/TIB REAL ESTATE LIMITED PARTNERSHIP,

                                AS LANDLORD, AND



                             EVERGREEN SOLAR, INC.,

                                    AS TENANT




                             DATED JANUARY 31, 2000

                             BASIC LEASE INFORMATION

Lease Date:         January 31, 2000

Tenant:             EVERGREEN SOLAR, INC., a Delaware corporation

Landlord:           W9/TIB REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership

Premises:           One entire building containing approximately 56,250 rentable square feet in a two-building complex containing approximately 112,500 rentable square feet (the "BUILDING"), whose street address is 259 Cedar Hill Road, Marlborough,
                    Massachusetts, together with the right in common with others in the Building to use (a) the parking areas on the Land (as hereinafter defined), (b) the driveways and walkways necessary for access to the Building and such parking areas,
                    (c) the loading docks relating to the Building, subject to Landlord's reasonable rules and regulations promulgated according to Section 13 of this Lease, (d) the wires, cables, pipes, mains, conduits, trenches and other fixtures, facilities and equipment necessary or convenient to provide electricity, telephone, cable, gas, water, sewer and other utility and telecommunications services to the Premises, and
                    (e) such other common areas and facilities as Landlord may designate from time to time, and together with the exclusive right to maintain, repair, replace, use and operate the Exterior Trade Fixtures (as hereinafter defined) in the location shown on the plan attached to this Lease as EXHIBIT
                    D-2. The Premises are outlined as Building "B" on the plan attached to the Lease as EXHIBIT A. The land on which the Building is located (the "LAND") is described on EXHIBIT B.
                    The term "Building" includes the Land and the driveways, parking facilities and similar improvements on the Land.

Term: Approximately one hundred twenty (120) months, commencing on the earlier of (i) July 1, 2000, (ii) substantial completion of the Work (as hereinafter defined) and the issuance of a temporary certificate of occupancy provided Tenant diligently pursues the receipt of the temporary certificate of occupancy and the temporary certificate of occupancy does not require the completion of any items which would substantially interfere with Tenant's use and occupancy of the Premises for the Permitted Use, or (iii) the date Tenant occupies the Premises for the Permitted Use and not for the construction and installation of the Work (such earlier date being the "COMMENCEMENT DATE") and ending at 11:59 p.m. on the last day of the one hundred twentieth (120) full calendar month following the Commencement Date, subject to adjustment and earlier termination as provided in the Lease.

Basic Rent:         Basic Rent shall be the following amounts for the following periods of time:

                             LEASE MONTH                                 MONTHLY BASIC RENT
                             -----------                                 ------------------

                             1-12                                        $38,671.88

                             13-36                                       $39,843.75

                             37-60                                       $41,015.63

                             61-84                                       $42,187.50

                             85-96                                       $43,359.38

                             97-120                                      $44,531.25

                    As used herein, the term "LEASE MONTH" shall mean each calendar month during the Term (and if the Commencement Date does not occur on the first day of a calendar month, the period from the Commencement Date to the first day of the next calendar month shall be included in the first Lease Month for purposes of determining the duration of the Term and the monthly Basic Rent rate applicable for such partial month).

Security Deposit:   Subject to the provisions of Section 6 of the Lease,
                    $464,000.00.

Rent: Basic Rent, Taxes, Additional Rent, and all other sums that Tenant may owe to Landlord or otherwise be required to pay under the Lease.

Permitted Use:      Subject to and to the extent permitted by all applicable
                    Laws: general administration, sales and other general office purposes; research and development; assembly, testing and manufacture of photovoltaic products and systems; storage and warehousing; and shipping and distribution.

Tenant's
Proportionate Share
of the Building:    50%, which is the percentage obtained by dividing the 56,250 rentable square feet in the Premises by the 112,500 rentable square feet in the Building. Landlord and Tenant stipulate that the number of rentable square feet in the Premises and in the Building set forth above shall be binding upon them.

Initial Liability
Insurance Amount:   $3,000,000.00 per occurrence

Maximum Construction
Allowance:               $679,500.00 ($12.08 per rentable square foot).

Tenant's Address:        Prior to Commencement Date:                 Following Commencement
                         --------------------------                  ----------------------
                                                                     Date:
                                                                     -----

                         211 Second Avenue                           259 Cedar Hill Street
                         Waltham, MA 02451                           Marlborough, MA 01752
                         Attn: Mark A. Farber                        Attn: President

                         At all times with a copy to:
                         Testa, Hurwitz & Thibeault, LLP
                         125 High Street
                         Boston, MA 02110
                         Attn: Real Estate Department



Landlord's Address:      For All Notices:                        With a Copy To:
                         ---------------                         --------------

                         Archon Group, L.P.                      Choate, Hall & Stewart
                         1275 K Street NW, Suite 900             Exchange Place
                         Washington, D.C. 20005                  53 State Street
                                                                 Boston, MA 02109-2891
                                                                 Attn: Anne Rickard Jackowitz, P.C.

The foregoing Basic Lease Information is incorporated into and made a part of the Lease identified above. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.

                                        LANDLORD:

                                        W9/TIB REAL ESTATE LIMITED PARTNERSHIP,
                                        a Delaware limited partnership

                                        By:  W9/TIB Gen-Par, Inc., a Delaware
                                             corporation, its general partner

                                             By: /s/ Stephen M. Abelman
                                                --------------------------------
                                             Name: Stephen M. Abelman
                                                  ------------------------------
                                             Title: Assistant Vice President
                                                   -----------------------------


                                        TENANT:

                                        EVERGREEN SOLAR, INC., a Delaware
                                        corporation

                                        By: /s/ Mark A. Farber
                                           -------------------------------------
                                        Name: Mark A. Farber
                                             -----------------------------------
                                        Title: President/Vice President


                                        By: /s/ Richard G. Chleboski
                                           -------------------------------------
                                        Name: Richard G. Chleboski
                                             -----------------------------------
                                        Title: Treasurer/Assistant Treasurer

                                TABLE OF CONTENTS

                                                                                                               Page

1.    Definitions and Basic Provisions............................................................................1

2.    Lease Grant.................................................................................................1

3.    Term........................................................................................................1

4.    Rent........................................................................................................1

   (a)   Rent.....................................................................................................1
   (b)   Operating Costs; Taxes...................................................................................2

5.    Delinquent Payment: Handling Charges........................................................................4

6.    Security Deposit............................................................................................5

7.    Landlord's Obligations......................................................................................7

   (a)   Services.................................................................................................7
   (b)   Excess Utilities Use.....................................................................................8
   (c)   Restoration of Services: Abatement.......................................................................8

8.    Improvements; Alterations; Repairs; Maintenance.............................................................8

   (a)   Improvements; Alterations................................................................................8
   (b)   Repairs; Maintenance.....................................................................................9
   (c)   Performance of Work......................................................................................9
   (d)   Mechanic's Liens........................................................................................10
   (e)   Utilities...............................................................................................10
   (f)   Floor Load; Heavy Machinery.............................................................................10

9.    Use........................................................................................................11

10.   Assignment and Subletting..................................................................................11

   (a)   Transfers...............................................................................................11
   (b)   Consent Standards.......................................................................................11
   (c)   Request for Consent.....................................................................................11
   (d)   Conditions to Consent...................................................................................12
   (e)   Cancellation............................................................................................12
   (f)   Additional Compensation.................................................................................12
   (g)   Permitted Transfers.....................................................................................12

11.   Insurance; Waivers; Subrogation; Indemnity.................................................................13

   (a)   Tenant's Insurance......................................................................................14
   (b)   Landlord's Insurance....................................................................................14
   (c)   Waiver of Negligence; No Subrogation....................................................................14
   (d)   Tenant's Indemnity......................................................................................14

   (e) Landlord's Indemnity......................................................................................15

12.   Subordination; Attornment; Notice to Landlord's Mortgagee..................................................15

   (a)   Subordination...........................................................................................15
   (b)   Attornment..............................................................................................15
   (c)   Notice to Landlord's Mortgagee..........................................................................15
   (d)   Landlord's Mortgagee's Protection Provisions............................................................16
   (e)   Subordination, Non-Disturbance and Attornment Agreement.................................................16

13.   Rules and Regulations......................................................................................16

14.   Condemnation...............................................................................................17

   (a)   Total Taking............................................................................................17
   (b)   Partial Taking - Tenant's Rights........................................................................17
   (c)   Partial Taking - Landlord's Rights......................................................................17
   (d)   Award...................................................................................................17

15.   Fire or Other Casualty.....................................................................................17

   (a)   Repair Estimate.........................................................................................17
   (b)   Landlord's and Tenant's Rights..........................................................................17
   (c)   Landlord's Rights.......................................................................................18
   (d)   Repair Obligation.......................................................................................18

16.   Personal Property Taxes....................................................................................18

17.   Events of Default..........................................................................................18

18.   Remedies...................................................................................................19

19.   Payment by Tenant; Non-Waiver..............................................................................20

   (a)   Payment by Tenant.......................................................................................20
   (b)   No Waiver...............................................................................................21

20.   Landlord's Lien............................................................................................21

21.   Surrender of Premises......................................................................................21

22.   Holding Over...............................................................................................21

23.   Certain Rights Reserved by Landlord........................................................................22

24.   Intentionally Omitted......................................................................................22

25.   Miscellaneous..............................................................................................22

   (a)   Landlord Transfer.......................................................................................22
   (b)   Landlord's Liability....................................................................................22
   (c)   Force Majeure...........................................................................................23
   (d)   Brokerage...............................................................................................23

   (e)   Estoppel Certificates...................................................................................23
   (f)   Notices.................................................................................................23
   (g)   Separability............................................................................................23
   (h)   Amendments, and Binding Effect..........................................................................23
   (i)   Quiet Enjoyment.........................................................................................24
   (j)   No Merger...............................................................................................24
   (k)   No Offer................................................................................................24
   (l)   Entire Agreement........................................................................................24
   (m)   Waiver of Jury Trial....................................................................................24
   (n)   Governing Law...........................................................................................24
   (o)   Joint and Several Liability.............................................................................24
   (p)   Financial Reports.......................................................................................24
   (q)   Landlord's Fees.........................................................................................25
   (r)   Telecommunications......................................................................................25
   (s)   Confidentiality.........................................................................................25
   (t)   Hazardous Materials.....................................................................................26
   (u)   List of Exhibits........................................................................................26

26.   Other Provisions...........................................................................................27

                              LIST OF DEFINED TERMS

Additional Rent.................................... 2
Affiliate.......................................... 1
Amendment........................................ E-1
AS-IS............................................ D-1
Basic Lease Information............................ 1
Basic Rent......................................... i
Building........................................... i
Casualty.......................................... 15
Collateral........................................ 18
Commencement Date.................................. i
Construction Allowance........................... D-2
Damage Notice..................................... 15
GAAP.............................................. 12
Hazardous Materials............................... 23
HVAC............................................... 6
including.......................................... 1
Land............................................... i
Landlord's Mortgagee.............................. 13
Landlord........................................... 1
Law................................................ 1
Laws............................................... 1
Lease.............................................. 1
Lease Month........................................ i
Loss.............................................. 13
Operating Costs.................................... 2
Operating Costs and Tax Statement.................. 3
Packing Area..................................... G-1
Permitted Transfer................................ 11
Permitted Transferee.............................. 11
Permitted Use..................................... ii
Premises........................................... i
Punchlist Items.................................. E-1
Rent............................................... i
Security Deposit.................................. ii
Taking............................................ 14
Tangible Net Worth................................ 12
Taxes.............................................. 3
Tenant............................................. 1
Tenant Party....................................... 1
Tenant's Proportionate Share...................... ii
Term............................................... i
Total Construction Costs......................... D-2
Transfer.......................................... 10
UCC............................................... 19
Work............................................. D-1
Working Drawings................................. D-1

                                      LEASE

     THIS LEASE AGREEMENT (this "LEASE") is entered into as of January 31, 2000, between W9/TIB REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD"), and EVERGREEN SOLAR, INC., a Delaware corporation ("TENANT").

     1. DEFINITIONS AND BASIC PROVISIONS. The definitions and basic provisions set forth in the Basic Lease Information (the "BASIC LEASE INFORMATION") executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes. Additionally, the following terms shall have the following meanings when used in this Lease: "LAWS" means all federal, state, and local laws, rules and regulations, all court orders, governmental directives, and governmental orders, and all restrictive covenants affecting the Building as of the date of this Lease, and "LAW" shall can any of the foregoing; "AFFILIATE" means any person or entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the party in question; "TENANT PARTY" means any of the following persons: Tenant; any assignees claiming by, through, or under Tenant; any subtenants claiming by, through, or under Tenant; and any of their respective agents, contractors, employees, and invitees; and "INCLUDING" means including, without limitation.

     2. LEASE GRANT. Subject to the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises for the Term.

     3. TERM. Landlord shall deliver the Premises to Tenant, in broom-clean condition and free of tenants and occupants and their possessions, within three
(3) business days after the execution of this Lease (the "ESTIMATED DELIVERY DATE"). Before the Commencement Date, Tenant shall have the right to enter, occupy and use the Premises for the purposes of constructing, installing and completing the Work (as hereinafter defined) and installing Tenant's furniture, trade fixtures and personal property, on the terms and condition of this Lease, except that Tenant shall have no obligation to make any payments on account of Basic Rent, Additional Rent or Taxes until the Commencement Date. If the Premises are not delivered to Tenant on the Estimated Delivery Date, then (a) Landlord shall not be in default hereunder or be liable for damages therefor, and (b) Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant. By occupying the Premises, Tenant shall be deemed to have accepted the Premises in their condition as of the date of such occupancy. Tenant shall execute and deliver to Landlord, within ten days after Landlord has request the same, an amendment substantially in the form of EXHIBIT E hereto confirming the Commencement Date and the expiration date of the initial Term, that Tenant has accepted the Premises, and that Landlord has performed all of its obligations with respect to the Premises (except as otherwise specified in said Amendment).

     4.   RENT.

          (a) PAYMENT. Commencing as of the Commencement Date, Tenant shall timely pay to Landlord Basic Rent and all additional sums to be paid by Tenant to Landlord under this Lease, without notice, deduction or set off, except as otherwise expressly provided in this Lease, at Landlord's address provided for in this Lease or as otherwise specified by Landlord and shall be accompanied by all applicable state and local sales or use taxes. Basic Rent, adjusted as herein provided, shall be payable monthly in advance. The first full monthly installment of Basic Rent shall be payable contemporaneously with the execution of this Lease; thereafter, Basic Rent shall be payable on the first day of each month beginning on the first day of the second full calendar month of the Term. The monthly Basic Rent for any partial month at the beginning of the Term shall equal the product of 1/365 of the annual Basic Rent in effect during the partial month and the number of days in the partial month from and after the Commencement Date, and shall be due on the Commencement Date.

          (b)  OPERATING COSTS; TAXES

               (1) Tenant shall pay all Operating Costs (defined below) respecting the Premises ("ADDITIONAL RENT") and its Proportionate Share of Operating Costs relating to the Building attributable to any period included in the Term according to the terms of this Section 4.(b). Landlord may make a good faith estimate of the Additional Rent to be due by Tenant for any calendar year or part thereof during the Term, and Tenant shall pay to Landlord, on the Commencement Date and on the first day of each calendar month thereafter, an amount equal to the estimated Additional Rent for such calendar year or part thereof divided by the number of months in such year or partial years. From time to time, Landlord may reasonably estimate and re-estimate the Additional Rent to be due by Tenant and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Additional Rent payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Additional Rent as reasonably estimated by Landlord for such calendar year. Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Operating Costs are available for each calendar year.

               (2) The term "OPERATING COSTS" shall mean all expenses and disbursements (subject to the limitations set forth below) that Landlord incurs in connection with the ownership, operation, and maintenance of the Building, consistently applied, including, but not limited to, the following costs: (A) wages and salaries (including management fees, which management fees shall not exceed fair market management fees in comparable buildings in the Greater Boston area) of all employees at or below the level of building manager engaged in the operation, maintenance, and security of the Building, including taxes, insurance and benefits relating thereto; (B) all supplies and materials used in the operation, maintenance, and security of the Building; (C) costs for improvements made to the Building which, although capital in nature, are expected to reduce the normal operating costs (including all utility costs) of the Building, as well as capital improvements made in order to comply with any law hereafter promulgated by any governmental authority, as amortized over the useful economic life of such improvements as determined by Landlord in its reasonable discretion (with only the annual amortized portion of such costs being included in Operating Costs in any calendar year); (D) cost of all utilities, except the cost of utilities reimbursable to Landlord by the Building's tenants other than pursuant to a provision similar to this Section 4. (b); (E) insurance expenses;
(F) repairs, replacements, and general maintenance of the Building; and (G) service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Building (including, without limitation, alarm service, window cleaning, and elevator maintenance).

               Notwithstanding any other provision of this Lease, Operating Costs shall not include costs for (i) capital improvements made to the Building, other than capital improvements described in Section 4.(b)(2)(C) and except for items which are generally considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies, and the like; (ii) repair, replacements and general maintenance and other expenses paid by proceeds of insurance or by Tenant or other third parties; (iii) interest, amortization of principal or other payments on loans to Landlord and rent and other sums due under a ground lease or master lease relating to the Premises;
(iv) depreciation; (v) leasing commissions; (vi) legal expenses for services, other than those that benefit the Building tenants generally (e.g., tax disputes); (vii) renovating or otherwise improving space for occupants of the Building or vacant space in the Building; (viii) Taxes (defined below); (ix) income taxes imposed on or measured by the income of Landlord from the operation of the Building; (x) the cost of repairs necessary to cure any latent defect in the initial construction of the Building; (xi) Landlord's general overhead except as it relates specifically to the management or operations of the Building; (xii) any cost necessary to cure any violation of any law, ordinance or regulation applicable to the Building existing as of the date of this Lease or to investigate, test, contain and/or remediate the presence of Hazardous Materials or other environmental conditions existing as of the date of this Lease (in each case, to the extent not caused or exacerbated by any Tenant Party); (xiii) costs of repairs and replacements arising out of a fire or other casualty or an exercise of eminent domain affecting the Building or the Land, except for the deductibles under policies of insurance carried by Landlord;
(xiv) compensation for executives or officers or other employees of Landlord above the level of the building manager; (xv) expenses arising from the gross negligence or willful misconduct of Landlord or its agents, employees or contractors; (xvi) all expenses and disbursements relating solely to the ownership, operation and maintenance of the second building (other than the Premises and the Building common areas) in the two-building complex comprising the Building; and (xvii) rent loss insurance.

               (3) Tenant shall also pay its Proportionate Share of Taxes for each year and partial year falling within the Term in the same manner as provided in Sections 4(b)(1) and 4(b)(5) for Additional Rent with regard to Operating Costs. "TAXES" shall mean taxes, assessments, and governmental charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building (or its operation), excluding, however, penalties and interest thereon and federal and state taxes on income (but if the present method of taxation changes so that in lieu of the whole or any part of any Taxes, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Building, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "TAXES" for purposes hereof). Taxes shall include the costs of consultants retained in an effort to lower taxes and all costs incurred in disputing any taxes or in seeking to lower the tax valuation of the Building. For property tax purposes, Tenant waives all rights to protest or appeal the appraised value of the Premises, as well as the Building, and all rights to receive notices of reappraisement. If Landlord elects to pay Taxes more quickly than over the maximum period of time permitted by Law prior to the imposition of any penalties, interest or any other assessments and/or administrative charges, (collectively, "TAX PENALTIES"), Tenant shall not be required to pay its Proportionate Share of Taxes more quickly than the maximum period of time permitted by Law prior to imposition of any Tax Penalties; provided, however, if Landlord incurs any administrative charges because Tenant pays its Proportionate Share of Taxes over said maximum period of time, Tenant shall reimburse Landlord for all such administrative charges within thirty (30) days after Landlord's demand therefor. Landlord represents and warrants to Tenant that the Building comprises tax parcel(s) assessed separately from other property of Landlord or any third party.

               (4)  INTENTIONALLY OMITTED.

               (5) By April 1 of each calendar year, or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Operating Costs for the previous year, in each case adjusted as provided in Section 4.(b)(6), and of the Taxes for the previous year (the "OPERATING COSTS AND TAX STATEMENT"). If the Operating Costs and Tax Statement reveals that Tenant paid more for Operating Costs than the actual amount for the year for which such statement was prepared, or more than its actual share of Taxes for such year, then Landlord shall promptly credit or reimburse Tenant for such excess; likewise, if Tenant paid less than Tenant's actual Proportionate Share of Additional Rent or share of Taxes due, then Tenant shall promptly pay Landlord such deficiency. If Tenant is not in monetary default of its obligations under this Lease, within a period of sixty (60) days following receipt of the Operating Costs and Tax Statement, Tenant or its representatives (which representatives shall exclude anyone hired on a contingent fee basis) shall have the right, upon reasonable prior notice and at mutually convenient times, to examine Landlord's books and records with respect to the items in such Statement during normal business hours at Landlord's offices where such books and records are maintained (which books and records shall be maintained in accordance with GAAP). Tenant may give Landlord notice of any written objection to any items of expense. If it shall be determined by Landlord and Tenant that (i) Landlord overcharged Tenant, Landlord shall promptly refund (but no later than thirty (30) days after such determination is made) to Tenant the amount of any such overcharge, or (ii) Landlord undercharged Tenant, then Tenant shall promptly pay (but no later than thirty (30) days after such determination is made) the amount of any such undercharge to Landlord. Any information obtained by Tenant pursuant to the provisions of this Section 4.(b)(5) shall be treated as confidential under the conditions set forth in Section 25.(s) of this Lease.

               (6) With respect to any calendar year or partial calendar year in which the Building is not occupied to the extent of 95% of the rentable area thereof, the Operating Costs for such period shall, for the purposes hereof, be increased to the amount which would have been incurred had the Building been occupied to the extent of 95% of the rentable area thereof.

     5. DELINQUENT PAYMENT: HANDLING CHARGES. All past due payments required of Tenant hereunder shall bear interest from the date due until paid at the lesser of twelve percent per annum or the maximum lawful rate of interest; additionally, if Tenant fails to make any payment due under this Lease and such failure continues after the expiration of the applicable notice and grace period (if any) pursuant to Section 17 below, Landlord may charge Tenant a fee equal to five percent (5%) of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency. In no event, however, shall the charges permitted under this Section 5 or elsewhere in this Lease, to the extent they are considered to be interest under applicable Law, exceed the maximum lawful rate of interest.

     6. SECURITY DEPOSIT. Contemporaneously with the execution of this Lease, Tenant shall pay to Landlord the Security Deposit, which shall be held by Landlord to secure Tenant's performance of its obligations under this Lease. The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord's damages upon an Event of Default (defined in Section 17). Landlord may, from time to time following an Event of Default and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation Tenant fails to perform hereunder with respect to such Event of Default. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. After applying all sums necessary to cure any Event of Default, Landlord shall, within 30 days after the Term ends, return to Tenant the portion of the Security Deposit which was not properly applied to satisfy Tenant's obligations. The Security Deposit may be commingled with other funds, and no interest shall be paid thereon. If Landlord transfers its interest in the Premises and the transferee assumes Landlord's obligations under this Lease, then Landlord shall assign the Security Deposit to the transferee and the transferor Landlord thereafter shall have no further liability for the return of the Security Deposit, but the transferee Landlord, by accepting any such transfer, shall be deemed to have assumed all obligations of Landlord with respect to the Security Deposit.

     In lieu of a cash Security Deposit, simultaneously with the execution and delivery of this Lease, or from time to time during the Term, Tenant may deliver to Landlord an irrevocable and unconditional standby letter of credit made payable to Landlord, its successors and assigns, in the sum of $464,000.00 (the "LETTER OF CREDIT"), in the form of the sample letter of credit attached hereto as EXHIBIT H or in such other form as is reasonably acceptable to Landlord, which shall secure the performance by Tenant of all obligations on the part of Tenant hereunder. The issuer of the Letter of Credit shall be a banking institution with at least a rating of A and otherwise reasonably acceptable to Landlord. Although Landlord shall only have the right to draw under the Letter of Credit as set forth herein, under the terms of the Letter of Credit, the sole condition to Landlord's draw upon the Letter of Credit shall be presentment to the issuer thereof, prior to or on the expiration date, of a demand for payment, together with a statement or certification that an Event of Default has occurred under this Lease or that Landlord has received a notice of the failure to extend or renew the Letter of Credit. The Letter of Credit shall be self-renewing from year to year during the Term of this Lease so as to expire no earlier than thirty (30) days following the Lease expiration date and shall contain such other customary terms as Landlord requires in its reasonable discretion. It is agreed: (i) that the Letter of Credit may be drawn upon to cure any Event of Default that may exist, without prejudice to any other remedy or remedies which Landlord may have on account thereof, and upon Landlord's demand, Tenant shall reimburse the issuer for the amount so drawn so that the Letter of Credit will be restored to its original amount; (ii) subject to the provisions of clause
(iv) below, that the Letter of Credit may be drawn upon if the Letter of Credit has not been extended or renewed without amendment at least forty-five (45) days prior to any then-current expiration date thereof;
(iii) that if the rating of the issuer of the Letter of Credit at any time drops below A, then, within sixty (60) days of Landlord's written demand, Tenant shall replace the Letter of Credit with another Letter of Credit in a form reasonably acceptable to Landlord and with an issuer with a rating of at least an A and otherwise reasonably acceptable to Landlord; upon receipt of such substitute Letter of Credit, Landlord shall promptly return the previous Letter of Credit to Tenant; and Landlord may draw on the existing Letter of Credit if, after Landlord requests that Tenant replace the Letter of Credit as aforesaid, Landlord is not provided with a substitute Letter of Credit in a form, and from an issuer, satisfactory to Landlord as provided above upon the earlier of (X) the expiration of said sixty-day period or (Y) at least forty-five (45) days prior to the then-current expiration date of the Letter of Credit; (iv) at any time, but in any event, at least sixty (60) days prior to the expiration of the Letter of Credit, Tenant may seek Landlord's consent to switch issuers of the Letter of Credit provided the prospective issuer has a rating of at least an A and is otherwise reasonably acceptable to Landlord and the new form of Letter of Credit satisfies the requirements of Landlord hereunder and is otherwise reasonably acceptable to Landlord; and upon receipt of such substitute Letter of Credit, Landlord shall promptly return the previous Letter of Credit to Tenant;
(v) that should the Premises be conveyed by Landlord, the, Letter of Credit or any portion thereof shall be assigned and delivered to Landlord's grantee, and if the same be assigned and delivered as aforesaid, Tenant hereby releases Landlord from any and all liability with respect to the Letter of Credit and its application or return, and Tenant agrees to look to such grantee for such application or return; provided, however, that, by accepting any such conveyance, such grantee shall be deemed to have assumed Landlord's obligations under this Lease (including this Section 6); and (vi) that the Letter of Credit shall be returned to Tenant upon the later of (a) thirty (30) days after the expiration of the Term or any renewal or extension thereof, or (b) the date Tenant has vacated the Premises and surrendered possession thereof to Landlord at the expiration of the Term or any extension thereof as provided herein and has paid Landlord all sums due and owing under this Lease.

     If Tenant initially provides Landlord with a cash Security Deposit, Tenant may replace such cash Security Deposit with a Letter of Credit in accordance with the provisions of the preceding paragraph. Upon Landlord's receipt of a Letter of Credit satisfying the terms and conditions of the preceding paragraph, Landlord shall promptly return the cash Security Deposit to Tenant. If Tenant initially delivers a Letter of Credit to Landlord, Tenant may replace the Letter of Credit with a cash Security Deposit under the terms of this Section 6. Upon receipt of such cash Security Deposit, Landlord shall promptly return the Letter of Credit to Tenant.

     For the purposes of this Section 6, a rating of at least A (or its equivalent) shall mean that such issuer has a rating of at least A (or its equivalent) from two (2) of the following four (4) rating agencies: Fitch Investors Service, Moody's Investor Service, Standard & Poor's Corporation and Duff & Phelps.

     Notwithstanding any other provisions of this Section 6, the Security Deposit (or the applicable Letter of Credit) shall be reduced further by $50,000.00 on each anniversary of the Commencement Date commencing on the second anniversary of the Commencement Date (individually, a "REDUCTION DATE" and collectively the "REDUCTION DATES"), provided Tenant or a Permitted Transferee (as hereinafter defined) has a Tangible Net Worth (as hereinafter defined) of at least $20,000,000.00 on such anniversary date and on the preceding anniversary of the Commencement Date, and further provided that on the applicable Reduction Date (i) the Lease is in full force and effect, (ii) no Event of Default exists, (iii) no Event of Default has occurred more than twice during the Term, and (iv) Tenant has not assigned this Lease to anyone other than a Permitted Transferee. If on any of the Reduction Dates the Security Deposit (or the applicable Letter of Credit) shall not be reduced because one or more of the conditions set forth in clauses (i), (ii) or (iii) above cease to exist on the applicable Reduction Date, the Security Deposit (or applicable Letter of Credit) shall not be reduced during any succeeding calendar year. If on any of the Reduction Dates the Security Deposit (or applicable Letter of Credit) shall not be reduced because Tenant or Permitted Transferee, as applicable, does not have a Tangible Net Worth of $20,000,000.00 on such anniversary date and on the preceding anniversary of the Commencement Date or only the condition set forth in clause (iv) above (as opposed to the conditions set forth in any of clauses (i), (ii) or (iii) above) ceases to exist on the applicable Reduction Date, the Security Deposit (or applicable Letter of Credit) shall be so reduced on the next Reduction Date, provided the conditions set forth in clauses (i), (ii), (iii) and (iv) above exist on that Reduction Date, and provided further that Tenant or Permitted Transferee, as applicable, has a Tangible Net Worth of $20,000,000.00 on that Reduction Date and on the preceding anniversary of the Commencement Date, and provided further that the Security Deposit (or applicable Letter of Credit) shall be reduced only by the amount which the Security Deposit (or applicable Letter of Credit) would have been reduced in the preceding Reduction Date year if all of the conditions set forth in clauses (i), (ii), (iii) and (iv) above existed. If the Security Deposit (or applicable Letter of Credit) is reduced pursuant to the foregoing provisions, Landlord shall return the amount of each such applicable reduction if Tenant paid the Security Deposit in cash or Tenant may replace and/or amend the Letter of Credit accordingly.

     7.   LANDLORD'S OBLIGATIONS

          (a) SERVICES; MAINTENANCE OBLIGATIONS. Landlord shall use all reasonable efforts furnish to Tenant the following services (the cost of which services shall be considered Operating Costs to the extent provided under
Section 4 of this Lease): water to those points of supply existing in the Premises as of the date of this Lease or installed in the Premises by Tenant according to Section 8 of this Lease. Landlord shall perform all maintenance, repairs and replacements necessary to keep in good condition and working order
(i) the roof, foundation, slabs, columns and exterior walls of the Premises (the "PREMISES' STRUCTURE"), (ii) the exterior wires, cables, pipes, mains, conduits, trenches and other fixtures, facilities and equipment necessary or convenient to provide electricity, telephone, cable, gas, water, sewer and other utility and telecommunication services to the Building and, in each case, only if Tenant has not performed any maintenance, repairs and/or replacements to any such fixtures, facilities and/or equipment, and (iii) the parking and loading areas, driveways, walkways, drainage, landscaping and other exterior areas of the Premises (the "EXTERIOR AREAS"). Landlord shall not be responsible for (1) alterations to the Premises' Structure or any other portion of the Premises required by applicable Law because of Tenant's use of the Premises (which alterations shall be Tenant's responsibility), or (2) any such maintenance obligations caused by Tenant's negligence or its failure to comply with the provisions of this Lease. Any costs incurred by Landlord in connection with the repair and maintenance of the roof, any Building systems and/or Exterior Area shall be considered an Operating Cost to the extent set forth in, and paid by Tenant in accordance with, Section 4 above. The Premises' Structure does not include skylights, windows, glass or plate glass, doors, special fronts, or office entries, all which shall be maintained by Tenant.

          (b) EXCESS UTILITIES USE. Landlord shall not be required to furnish electrical current for equipment that requires more than the electrical capacity currently provided in the Premises (the "BASE PREMISES ELECTRICAL CAPACITY"). If Tenant's requirements for or consumption of electricity exceed the Base Premises Electricity Capacity, Landlord shall, at Tenant's expense, make reasonable efforts to supply such service through the then-existing feeders and risers serving the Premises, and Tenant shall pay to Landlord the cost of such service within ten days after Landlord has delivered to Tenant an invoice therefor. Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of the Base Premises Electricity Capacity unless approved in advance by Landlord in accordance with Section 8. The use of electricity in the Premises shall not exceed the capacity of existing feeders and risers to or wiring in the Premises. Any risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's cost, if, in Landlord's judgment, the same are necessary and shall not cause permanent damage to the Building or the Premises, cause or create a dangerous or hazardous condition, or entail excessive or unreasonable alterations, repairs, or expenses. If Tenant uses machines or equipment in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof shall be paid by Tenant to Landlord within ten (10) days after Landlord has delivered to Tenant an invoice therefor.

          (c) RESTORATION OF SERVICES: ABATEMENT. Landlord shall use reasonable efforts to restore any service required of it that becomes unavailable; however, such unavailability shall not render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or, except as provided in the next sentence, entitle Tenant to any abatement of Tenant's obligations hereunder. If, however, Tenant is prevented from using the Premises for more than 25 consecutive business days because of the unavailability of any such service and such unavailability was not caused by a Tenant Party, then Tenant shall, as its exclusive remedy be entitled to a reasonable abatement of Rent for each consecutive day (after such 25-day period) that Tenant is so prevented from using the Premises.

     8.   IMPROVEMENTS; ALTERATIONS; REPAIRS; MAINTENANCE.

          (a) IMPROVEMENTS; ALTERATIONS. Improvements to the Premises shall be installed at Tenant's expense only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord, and no alterations or physical additions in or to the Premises may be made without Landlord's prior written consent. Landlord's approval of any such plans and specifications and consent of any such alterations and/or additions shall not be unreasonably withheld, delayed or conditioned; however, Landlord may withhold its consent to any plans and specifications and/or any alteration or addition that would affect the Premises' Structure or require that Tenant be allocated more than its proportionate share of the Building's HVAC, plumbing, electrical, or mechanical systems. Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type, visible from the exterior of the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any such painting or installation which would affect the appearance of the exterior of the Building or of any common areas of the Building. All alterations, additions, and improvements shall be constructed, maintained, and used by Tenant, at its risk and expense, in accordance with all Laws; Landlord's approval of the plans and specifications therefor shall not be a representation by Landlord that such alterations, additions, or improvements comply with any Law. Notwithstanding the foregoing, Tenant may from time to time make ONLY decorative improvements (I.E., painting and carpeting) to the Premises without the consent of Landlord and without Landlord's approval of plans, provided (i) Tenant shall, prior to commencing any such decorative improvements in the Premises in connection therewith, furnish Landlord with specifications for any such decorative improvements, (ii) according to applicable Law, a building permit is not required to perform such decorative improvements; (iii) such decorative improvements shall not in any way affect the exterior or the structure of the Building or affect any of the mechanical, electrical or plumbing systems of the Building; and (iv) Tenant shall comply with all requirements of this Lease with respect to such improvements other than obtaining the prior approval of Landlord. Notwithstanding any provisions of this Lease to the contrary, including, without limitation, Section 8 and EXHIBIT D-1, any alterations, additions or improvements pertaining to the construction of any concrete pads and/or above-ground tanks for the storage of hydrogen, argon and other liquids and gases and equipment and facilities for chilling water shall not be made without the consent of Landlord and without Landlord's approval of plans, which consent and approval may be withheld in Landlord's sole discretion.

          (b)  REPAIRS; MAINTENANCE. Subject to Landlord's obligations under
Section 7(a) above, Tenant shall maintain the Premises in a clean and safe condition and in as good and operable condition as exists after the completion of the Work (as hereinafter defined) and any other alterations, additions or improvements performed by Tenant, reasonable wear and tear and damage by fire, other casualty and eminent domain excepted, and shall not permit or allow to remain any waste or damage to any portion of the Building. Tenant shall repair or replace, subject to Landlord's direction and supervision, all systems serving the Premises and any improvement installed by a Tenant party within the Premises and any damage to the Building caused by a Tenant Party. If Tenant fails to make such repairs or replacements within 30 days (or such shorter period of time required to prevent any damage from occurring to the Building) after the occurrence of such damage, then Landlord may make the same at Tenant's cost. If any such damage occurs outside of the Premises, then Landlord may, after written notice to Tenant, elect to repair such damage at Tenant's expense, rather than having Tenant repair such damage. The cost of all repair or replacement work performed by Landlord under this Section 8 shall be paid by Tenant to Landlord within ten days after Landlord has invoiced Tenant therefor.

          (c) PERFORMANCE OF WORK. All work described in this Section 8 shall be performed only by Landlord or by contractors and subcontractors set forth on EXHIBIT D-3 attached hereto or otherwise approved in writing by Landlord, which approval shall not be unreasonably withheld, delayed or conditioned. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord as an additional insured against such risks, in such amounts, and with such companies as Landlord may reasonably require. All such work shall be performed in accordance with all Laws and in a good and workmanlike manner so as not to damage the Building (including the Premises, the structural elements, and the plumbing, electrical lines, or other utility transmission facility). All such work which may affect the Building's HVAC, electrical, plumbing, other mechanical systems, or structural elements must be approved by the Building's engineer of record (which approval shall not be unreasonably withheld, delayed or conditioned), at Tenant's expense, and must be performed by Landlord's usual contractors (which contractors are set forth on EXHIBIT D-3 attached hereto) for such work.

     Tenant shall provide the names, addresses and copies of contracts for all contractors, and upon completion of any work shall promptly furnish Landlord with full and final waivers of lien covering all labors and materials included in the work in question.

          (d) MECHANIC'S LIENS. Tenant shall not permit any mechanic's liens to be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within ten days after Landlord has delivered notice of the filing thereof to Tenant, either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten days after Landlord has invoiced Tenant therefor.

          (e) UTILITIES. Tenant shall obtain and pay for all water, gas, electricity, heat, telephone, sewer, sprinkler charges and other utilities and services used at the Premises, together with all taxes, penalties, surcharges, and maintenance charges pertaining thereto. To the extent Tenant is not billed directly for any such utilities, any amounts payable by Tenant under this Section shall be due within ten (10) days after Landlord has invoiced Tenant therefor.

          (f) FLOOR LOAD; HEAVY MACHINERY. (i) Tenant shall not place a load upon any floor in the Premises exceeding 150 pounds per square foot of area. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient, in Landlord's reasonable judgment, to absorb and prevent vibration, noise and annoyance. Tenant shall not move any safe, heavy machinery and/or heavy equipment into or out of the Premises without providing insurance, naming Landlord as an insured, in such amounts as Landlord may deem reasonable; provided, however, Landlord's prior written consent must be obtained to the extent any such safe, heavy machinery and/or heavy equipment are not shown on the Working Drawings.

               (ii) If such safe, machinery, equipment, freight, bulky matter or fixtures requires special handling, Tenant agrees that all work in connection therewith shall comply with applicable laws and regulations. Any such moving shall be at the sole risk and hazard of Tenant, and Tenant will exonerate, indemnify and save Landlord harmless against and from any liability, loss, injury, claim or suit resulting directly or indirectly from such moving.

     9. USE. Tenant shall continuously occupy and use the Premises only for the Permitted Use, and for no other purposes, and shall comply with all Laws relating to the use, condition, access to, and occupancy of the Premises. The population density within the Premises as a whole shall at no time exceed one person for each 300 rentable square feet in the Premises. The Premises shall not be used for any use which is disreputable, creates extraordinary fire hazards, or, with exception of the Permitted Use, results in an increased rate of insurance on the Building or its contents, or for the storage of any Hazardous Materials other than in connection with the Permitted Use and in only accordance with the provisions of Section 25.(t) below. If, because of a Tenant Party's acts, the rate of insurance on the Building or its contents increases, then Tenant shall pay to Landlord the amount of such increase on demand, and acceptance of such payment shall not waive any of Landlord's other rights. If Tenant fails to cease or remediate such acts which are not a Permitted Use (as defined above) within five (5) days after Landlord's request that Tenant do so, then such acts shall be an Event of Default. Tenant shall conduct its business and control each other Tenant Party so as not to create any nuisance or unreasonably interfere with other tenants or Landlord in its management of the Building.

     10.  ASSIGNMENT AND SUBLETTING.

          (a) TRANSFERS. Except as provided in Section 10.(g), Tenant shall not, without the prior written consent of Landlord, (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (3) if Tenant is an entity other than a corporation whose stock is publicly traded (or which will be publicly traded upon the consummation of the transfer at issue), permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant, (4) sublet any portion of the Premises, (5) grant any license, concession, or other right of occupancy of any portion of the Premises, or (6) permit the use of the Premises by any parties other than Tenant (any of the events listed in Section 10.(a)(1) through 10.(a)(6) being a "TRANSFER").

          (b) CONSENT STANDARDS. Landlord shall not unreasonably withhold its consent to any assignment or subletting of the Premises, provided that the proposed transferee (1) is creditworthy, (2) has a good reputation in the business community, (3) will use the Premises for the Permitted Use (thus, excluding, without limitation, uses for credit processing and telemarketing) and will not use the Premises in any manner that would conflict with any exclusive use agreement or other similar agreement entered into by Landlord with any other tenant of the Building, (4) is not a governmental entity, or subdivision or agency thereof, and (5) is not another occupant of the Building or a person or entity with whom Landlord is negotiating to lease space in the Building; otherwise, Landlord may withhold its consent in its sole discretion.

          (c) REQUEST FOR CONSENT. If Tenant requests Landlord's consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; reasonable banking, financial, and other credit information; and general references sufficient to enable Landlord reasonably to determine the proposed transferee's creditworthiness and character. Concurrently with Tenant's notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of $750 to defray Landlord's expenses in reviewing such request, and Tenant shall also reimburse Landlord immediately upon request for its reasonable attorneys' fees incurred in connection with considering any request for consent to a Transfer.

          (d) CONDITIONS TO CONSENT. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer. No Transfer shall release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord claiming the existence of an Event of Default. Tenant shall pay for the cost of any demising walls or other improvements necessitated by a proposed subletting or assignment.

          (e) CANCELLATION. Landlord may, within 30 days after submission of Tenant's written request for Landlord's consent to an assignment or subletting, cancel this Lease as to the portion of the Premises proposed to be sublet (if the sublease is for more than fifty percent (50%) of the Premises and for more than seventy-five percent (75%) of the then remaining Term) or assigned as of the date the proposed Transfer is to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises, Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer, and the Basic Rent and Tenant's Proportionate Share of the Building shall be reduced in proportion to the fraction of the rentable area of the Premises affected by such cancellation. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

          (f) ADDITIONAL COMPENSATION. Tenant shall pay to Landlord, immediately upon receipt thereof, fifty percent (50%) of the excess of (1) all compensation received by Tenant and attributable to Tenant's interest under this Lease or in the Premises which is the subject of such Transfer, less the costs reasonably incurred by Tenant with unaffiliated third parties in connection with such Transfer (I.E., brokerage commissions, attorney's fees, tenant finish work, and the like) over (2) the Rent allocable to the portion of the Premises covered thereby. While any Event of Default exists, Tenant shall pay to Landlord, immediately upon receipt thereof, one hundred percent (100%) of the excess of
(i) all compensation received by Tenant for a Transfer over (ii) the Rent applicable to the portion of the Premises covered thereby.

          (g) PERMITTED TRANSFERS. Notwithstanding Section 10.(a), Tenant may effect a Transfer of all or part of its interest in this Lease or all or part of the Premises (a "PERMITTED TRANSFER") to the following types of entities (a "PERMITTED TRANSFEREE") without the written consent of Landlord and without any right of Landlord to cancel this Lease:

               (1)  an Affiliate of Tenant;

               (2) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity in which or with which Tenant, or its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions governing merger and consolidation of business entities, so long as (A) Tenant's obligations hereunder are assumed by the entity surviving such merger or created by such consolidation; and (B) the Tangible Net Worth of the surviving or created entity is not less than the greater of (i) the Tangible Net Worth of Tenant as of the date hereof, or (ii) the Tangible Net Worth of Tenant at the time of any such Permitted Transfer;

               (3) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity acquiring all or substantially all of Tenant's assets if such entity's Tangible Net Worth after such acquisition is not less than the greater of (i) the Tangible Net Worth of Tenant as of the date hereof, or (ii) the Tangible Net Worth of Tenant at the time of any such Permitted Transfer; or

               (4) a transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant so long as the Tangible Net Worth of Tenant is not less than the greater of (i) the Tangible Net Worth of Tenant as of the date hereof, or (ii) the Tangible Net Worth of Tenant immediately prior to such transfer.

     Tenant shall promptly notify Landlord of any such Permitted Transfer. Tenant shall remain liable for the performance of all of the obligations of Tenant hereunder, or if Tenant no longer exists because of a merger, consolidation, or acquisition, the surviving or acquiring entity shall expressly assume in writing the obligations of Tenant hereunder. Additionally, the Permitted Transferee shall comply with all of the terms and conditions of this Lease, including the Permitted Use, and the use of the Premises by the Permitted Transferee may not violate any other agreements affecting the Premises, the Building, Landlord or other tenants of the Building. At least thirty (30) days after the effective date of any Permitted Transfer, Tenant agrees to furnish Landlord with copies of the instrument effecting any of the foregoing Transfers and documentation establishing Tenant's satisfaction of the requirements set forth above applicable to any such Transfer. The occurrence of a Permitted Transfer shall not waive Landlord's rights as to any subsequent Transfers. "TANGIBLE NET WORTH" means the excess of total assets over total liabilities, in each case as determined in accordance with generally accepted accounting principles consistently applied ("GAAP"), excluding, however, from the determination of total assets all assets which would be classified as intangible assets under GAAP including, without limitation, goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises. Any subsequent Transfer by a Permitted Transferee shall be subject to the provisions of this Section 10.

     11.  INSURANCE; WAIVERS; SUBROGATION; INDEMNITY.

          (a) TENANT'S INSURANCE. Tenant shall maintain throughout the Term the following insurance policies: (1) commercial general liability insurance in amounts of $3,000,000 per occurrence or such other amounts as Landlord may from time to time reasonably require, insuring Tenant, and naming Landlord and, if specified by written notice to Tenant, Landlord's agents and their respective Affiliates, as additional insureds, against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises, (2) insurance covering the full value of Tenant's fixtures (including trade fixtures), personal property and the trade fixtures and personal property of others in the Premises, (3) contractual liability insurance sufficient to cover Tenant's indemnity obligations for Losses (as hereinafter defined) assumed under this Lease (but only if such contractual liability insurance is not already included in Tenant's commercial general liability insurance policy), (4) worker's compensation insurance, containing a waiver of subrogation endorsement acceptable to Landlord, and (5) business interruption insurance. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy. Tenant shall furnish to Landlord certificates of such insurance and such other evidence reasonably satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days before cancellation or a material change of any such insurance policies. All such insurance policies shall be in form, and issued by companies, reasonably satisfactory to Landlord.

          (b) LANDLORD'S INSURANCE. Throughout the Term of this Lease, Landlord shall maintain, as a minimum, the following insurance policies: (1) fire and extended risk insurance covering the Building's replacement value and (2) commercial general liability insurance in an amount not less than $3,000,000.00 per occurrence. The cost of such insurance carried by Landlord with respect to the Building shall be included in Operating Costs.

          (c) WAIVER OF NEGLIGENCE; NO SUBROGATION. Landlord and Tenant each waives any claim it might have against the other for any injury to or death of any person or persons or damage to or theft, destruction, loss, or loss of use of any property (a "LOSS"), to the extent the same is insured against under any insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or is required to be insured against under the terms hereof; REGARDLESS OF WHETHER THE NEGLIGENCE OF THE OTHER PARTY CAUSED SUCH LOSS; however, Landlord's waiver shall not include any deductible amounts on insurance policies carried by Landlord. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

          (d) TENANT'S INDEMNITY. Subject to Section 11.(c), Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including attorneys' fees) arising from (1) any Loss arising from any occurrence on the Premises (other than any Loss arising out of a breach of Tenant's obligations under Section 25.(t), which shall be subject to the indemnity in such section) or (2) Tenant's failure to perform its obligations under this Lease, except to the extent caused by the negligence or fault of Landlord or its agents, employees or contractors. This indemnity provision shall survive termination or expiration of this Lease. If any proceeding is filed for which indemnity is required hereunder, Tenant agrees, upon request therefor, to defend the indemnified party in such proceeding at its sole cost utilizing counsel reasonably satisfactory to the indemnified party.

          (e) LANDLORD'S INDEMNITY. Subject to Section 11.(c), Landlord shall defend, indemnify, and hold harmless Tenant and its agents and employees from and against all claims, demands, liabilities, causes of action, suits, judgments and expenses (including attorneys' fees) for any Loss arising from any occurrence at the Premises caused or materially contributed to by Landlord's gross negligence or willful misconduct in acting or failing to act, except to the extent caused by the negligence or willful misconduct of Tenant or any Tenant Party. If any proceeding is filed for which indemnity is required under this Section 11.(e), Landlord shall, upon request therefor, defend the indemnified party in such proceeding at its sole cost utilizing counsel reasonably satisfactory to the indemnified party. The provisions of this Section 11.(e) shall survive the expiration or termination of this Lease.

     12.  SUBORDINATION; ATTORNMENT; NOTICE TO LANDLORD'S MORTGAGEE.

          (a) SUBORDINATION. This Lease shall be subordinate to any deed of trust, mortgage, or other security instrument, or any ground lease, master lease, or primary lease (any such security instrument or lease, a "MORTGAGE"), that now or hereafter covers all or any part of the Premises (the mortgagee under any such mortgage or the lessor under any such lease is referred to herein as a "LANDLORD'S MORTGAGEE"). Any Landlord's Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its mortgage, ground lease, or other interest in the Premises by so notifying Tenant in writing. Provided Tenant receives a Non-Disturbance Agreement from each such Mortgagee, Tenant shall execute agreements confirming the subordination or superiority of this Lease to any Mortgage upon Landlord or Landlord's Mortgagee's reasonable request.

          (b) ATTORNMENT. Provided Tenant receives a Non-Disturbance Agreement from each Landlord's Mortgagee, from which any party obtains its interest in this Lease, Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, on the terms of such Non-Disturbance Agreement, and shall execute such agreements confirming such attornment as such party may reasonably request.

          (c) NOTICE TO LANDLORD'S MORTGAGEE. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee the following time periods to perform Landlord's obligations hereunder: (1) fifteen (15) days after receipt of such notice with respect to defaults that can be cured by the payment of money; or (2) thirty (30) days after receipt of such notice with respect to any other default, unless the cure requires Landlord's Mortgagee to obtain possession of the Premises, in which case such thirty (30) day period shall not commence until Landlord's Mortgagee acquires possession, so long as Landlord's Mortgagee proceeds promptly to acquire possession of the Premises with due diligence, by foreclosure of the Mortgage or otherwise.

          (d) LANDLORD'S MORTGAGEE'S PROTECTION PROVISIONS. If Landlord's Mortgagee shall succeed to the interest of Landlord under this Lease, Landlord's Mortgagee shall not be: (1) liable for any act or omission of any prior lessor (including Landlord); (2) bound by any rent or additional rent or advance rent which Tenant might have paid for more than the current month to any prior lessor (including Landlord), and all such rent shall remain due and owing, notwithstanding such advance payment; (3) bound by any security or advance rental deposit made by Tenant which is not delivered or paid over to Landlord's Mortgagee and with respect to which Tenant shall look solely to Landlord for refund or reimbursement; (4) bound by any termination, amendment or modification of this Lease made without Landlord's Mortgagee's consent and written approval, except for those terminations, amendments and modifications permitted to be made by Landlord without Landlord's Mortgagee's consent pursuant to the terms of the loan documents between Landlord and Landlord's Mortgagee; (5) subject to the defenses which Tenant might have against any prior lessor (including Landlord); and (6) subject to the offsets which Tenant might have against any prior lessor (including Landlord) except for those offset rights which (A) are expressly provided in this Lease, (B) relate to periods of time following the acquisition of the Building by Landlord's Mortgagee, and (C) Tenant has provided written notice to Landlord's Mortgagee and provided Landlord's Mortgagee an opportunity to cure the event giving rise to such offset event within the period of time set forth in Section 12(c). Landlord's Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own an interest in the Building. Nothing in this Lease shall be construed to require Landlord's Mortgagee to see to the application of the proceeds of any loan, and Tenant's agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing any loan.

          (e) SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT. Simultaneously upon Tenant's execution of this Lease, Tenant shall execute a Subordination, Non-Disturbance and Attornment Agreement in the form attached hereto as EXHIBIT J. Landlord shall return a fully executed Subordination, Non-Disturbance and Attornment Agreement in the form attached hereto as EXHIBIT J executed by Landlord and the Lender named therein, in recordable form, to Tenant as soon as reasonably possible but not later than ninety (90) days after the date of this Lease. Landlord shall use reasonable efforts (which efforts shall not require the expenditure of funds or the threat (or commencement) of litigation) to obtain a so-called "nondisturbance agreement" from any future Landlord's Mortgagee in the form attached hereto as EXHIBIT J or another form reasonably acceptable to Tenant and such Landlord's Mortgagee or other institutional lenders (either the form attached hereto as EXHIBIT J or such other reasonably acceptable form being herein referred to as the "NON-DISTURBANCE AGREEMENT"). Notwithstanding any other provision of this Lease, the subordination of this Lease to any Mortgage under Section 12.(a) and the Attornment of Tenant to any future Landlord Mortgagee under Section 12.(b) shall be conditioned upon such future Landlord's Mortgagee's execution and delivery of a Non-Disturbance Agreement.

     13. RULES AND REGULATIONS. Tenant shall comply with the rules and regulations of the Building which are attached hereto as EXHIBIT C. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes are applicable to all tenants of the Building and will not unreasonably interfere with Tenant's use of the Premises. Tenant shall be responsible for the compliance with such rules and regulations by each Tenant Party.

     14.  CONDEMNATION.

          (a) TOTAL TAKING. If the entire Premises are taken by right of eminent domain or conveyed in lieu thereof (a "TAKING"), this Lease shall terminate as of the date of the Taking.

          (b) PARTIAL TAKING - TENANT'S RIGHTS. If any part of the Premises becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than 180 days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within 30 days after the Taking, and Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

          (c) PARTIAL TAKING - LANDLORD'S RIGHTS. If such a material portion, but less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds received for a Taking to a Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within 30 days after such Taking, and Rent shall be apportioned as of the date of such Talking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of Section 14.(b).

          (d) AWARD. If any Taking occurs, then Landlord shall receive the entire award or other compensation for the land on which the Building is situated, the Building, and other improvements taken, and Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

     15.  FIRE OR OTHER CASUALTY

          (a) REPAIR ESTIMATE. If the Premises or the Building are damaged by fire or other casualty (a "CASUALTY"), Landlord shall, within 90 days after such Casualty, deliver to Tenant a good faith estimate (the "DAMAGE NOTICE") of the time needed to repair the damage caused by such Casualty.

          (b) LANDLORD'S AND TENANT'S RIGHTS. If a material portion of the Premises or the Building is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within 270 days after the Casualty, then Tenant may terminate this Lease by delivering written notice to

Landlord of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant. If Tenant does not so timely terminate this Lease, then (subject to Section 15.(c)) Landlord shall repair the Building or the Premises, as the case may be, as provided below, and Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of the repair, unless a Tenant Party caused such damage, in which case, Tenant shall continue to pay Rent without abatement.

          (c) LANDLORD'S RIGHTS. If a Casualty damages a material portion of the Building, and Landlord makes a good faith determination that restoring the Premises would be uneconomical, or if Landlord is required to pay any insurance proceeds arising out of the Casualty to a Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant, and Basic Rent and Additional Rent shall be abated as of the date of the Casualty.

          (d) REPAIR OBLIGATION. If neither party elects to terminate this Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Building and the Premises and shall proceed with reasonable diligence to restore the Building and Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any of the furniture, equipment, fixtures (including trade fixtures), and other personal property which may have been placed by, or at the request of, Tenant or other occupants in the Building or the Premises, and Landlord's obligation to repair or restore the Building or Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question. If at any time Landlord nobly determines that the insurance proceeds shall be insufficient to pay to substantially complete the restoration of the Premises and Landlord elects not to pursue and/or substantially complete such restoration, Landlord shall give written notice to Tenant and Tenant shall have the right to terminate this Lease by written notice to Landlord within (30) days after receipt of such notice from Landlord.

     16. PERSONAL PROPERTY TAXES. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same after giving written notice to Tenant at least ten (10) days in advance, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, within thirty (30) days after receiving a written demand, the part of such taxes for which Tenant is primarily liable hereunder; however, Landlord shall not pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and thereafter diligently proceeds with such contest in accordance with law and if the non-payment thereof does not pose a threat of loss or seizure of the Building or interest of Landlord therein or impose any fee or penalty against Landlord.

     17. EVENTS OF DEFAULT. Each of the following occurrences shall be an "EVENT OF DEFAULT":

          (a) Tenant's failure to pay Rent within five days after Landlord has delivered notice to Tenant that the same is due; however, an Event of Default shall occur hereunder without any obligation of Landlord to give any notice if Landlord has given Tenant written notice under this Section 17.(a) on more than one occasion during the twelve (12) month interval preceding such failure by Tenant;

          (b) Tenant (1) abandons the Premises or any substantial portion thereof or (2) fails to continuously operate its business in the Premises and in every other location;

          (c) Tenant fails to comply with the Permitted Use set forth herein and the continuance of such failure for a period of five (5) days after Landlord has delivered to Tenant written notice thereof,

          (d) Tenant fails to provide any estoppel certificate within the time period required under Section 25.(e) and such failure shall continue for five days after written notice thereof from Landlord to Tenant;

          (e) Tenant's failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of more than 30 days after Landlord has delivered to Tenant written notice thereof; provided that if the default is of such a nature that it may not be reasonably cured within thirty (30) days, then no Event of Default shall occur hereunder if Tenant commences curing same within such thirty (30) day period and thereafter diligently and continuously pursues such cure to completion within a period of not more than ninety (90) days after the delivery of such notice; and

          (f) The filing of a petition by or against Tenant (the term "TENANT" shall include, for the purpose of this Section 17.(f), any guarantor of Tenant's obligations hereunder) (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (4) for the reorganization or modification of Tenant's capital structure; however, if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within 90 days after the filing thereof.

     18. REMEDIES. Upon an Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder, take any of the following actions:

          (a) Terminate this Lease by giving Tenant written notice thereof, in which event Tenant shall pay to Landlord the sum of (1) all Rent accrued hereunder through the date of termination, (2) all amounts due under Section 19.(a), and (3) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term plus Landlord's estimate of aggregate expenses of reletting to the Premises (to the extent not actually reimbursed under said Section 19.(a)), discounted to present value at a per annum rate equal to the "Prime

Rate" as published on the date this Lease is terminated by THE WALL STREET JOURNAL, Northeast Edition, in its listing of "Money Rates," minus one percent, minus (B) the then present fair rental rate value of the Premises for such period, similarly discounted;

          (b) Terminate Tenant's right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time to time under Section 19.(a), and (3) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all out-of-pocket costs incurred by Landlord in reletting the Premises. Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under this Section 18.(b). If Landlord elects to proceed under this
Section 18.(b), it may at any time elect to terminate this Lease under Section 18.(a); or

          (c) Additionally, without notice, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

     Any and all remedies set forth in this Lease: (i) shall be in addition to any and all other remedies Landlord may have at law or in equity; (ii) shall be cumulative; and (iii) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future. Notwithstanding the foregoing, Landlord shall only recover its damages allowed hereunder once.


     19.  PAYMENT BY TENANT; NON-WAIVER

          (a) PAYMENT BY TENANT. Upon any Event of Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, resetting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (5)
performing Tenant's obligations which Tenant failed to perform, and (6) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the Event of Default. To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of the state in which the Premises are located shall have exclusive Jurisdiction over any matter relating to or arising from this Lease and the parties' rights and obligations under this Lease.

          (b) NO WAIVER. Landlord's acceptance of Rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such Term. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

     20. LANDLORD'S LIEN. Intentionally omitted, provided that the deletion of this Section shall not be construed to be a waiver of Landlord's lien rights provided by law.

     21. SURRENDER OF PREMISES. No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located therein in the condition required by Section 8(b) of this Lease, free of Hazardous Materials placed on the Premises during the Term, broom-clean, reasonable wear and tear (and condemnation and Casualty damage not caused by Tenant, as to which Sections 14 and 15 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant shall remove all trade fixtures, equipment, furniture, and personal property placed in the Premises or elsewhere in the Building by Tenant and all alterations, additions, improvements and wiring which, when approved by Landlord, were required to be removed from the Premises at the earlier expiration or termination of the Term of this Lease, and may remove all fixtures, alterations, additions, improvements and wiring which, when approved by Landlord were permitted to be removed by Tenant from the Premises at the earlier termination of the Term of this Lease. Tenant shall repair all damage caused by such removal. All items not so removed shall, at Landlord's option, be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items; any such disposition shall not be considered a strict foreclosure. The provisions of this Section 21 shall survive the end of the Term.

     22. HOLDING OVER. If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a tenant at sufferance and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, a daily Basic Rent equal to the greater of (a) 150% of the daily Basic Rent payable during the last month of the Term, or (b) 125% of the prevailing rental rate in the Building for similar space. The provisions of this Section 22 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

     23. CERTAIN RIGHTS RESERVED BY LANDLORD. Provided that the exercise of such rights does not unreasonably interfere with Tenant's occupancy of the Premises, Landlord shall have the following rights:

          (a) To make inspections and to make repairs, alterations, additions, changes, or improvements required for Landlord to perform its obligations under this Lease, whether structural or otherwise, in and about the Building, or any part thereof; to enter upon the Premises (after giving Tenant reasonable advance notice thereof, except in cases of real or apparent emergency, in which case no notice shall be required) for any of the foregoing purposes and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building, and to interrupt or temporarily suspend Building services and facilities, provided that Landlord shall minimize any interference with Tenant's business operations; and to change the name of the Building;

          (b) To take such reasonable measures as Landlord deems advisable for the security of the Building and its occupants; evacuating the Building for cause, suspected cause, or for drill purposes; and temporarily denying access to the Building (which access shall not be denied for any reason within Landlord's control for longer than one (1) business day); and

          (c) Upon at least twenty-four (24) hours of advance notice (which may be by telephone) to Tenant unless otherwise agreed to by tenant (orally or in writing), to enter the Premises at reasonable hours to show the Premises to prospective purchasers, lenders, or, during the last 12 months of the Term, tenants.

     24.  INTENTIONALLY OMITTED.

     25.  MISCELLANEOUS.

          (a) LANDLORD TRANSFER. Landlord may transfer any portion of the Building and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder arising after the date of transfer, provided that, by accepting such transfer the assignee shall be deemed to have assumed Landlord's obligations hereunder in writing.

          (b) LANDLORD'S LIABILITY. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Building and proceeds of any insurance relating to the Building, and Landlord shall not be personally liable for any deficiency (except for any such insurance proceeds). This Section shall not limit any remedies which Tenant may have for Landlord's defaults which do not involve the personal liability of Landlord.

          (c) FORCE MAJEURE. Other than for Tenant's obligations under this Lease that can be performed by the payment of money (E.G., payment of Rent and maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

          (d) BROKERAGE. Neither Landlord nor Tenant has dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than Grubb & Ellis Management Services, Inc. and Spaulding & Slye Services Limited Partnership, whose commissions shall be paid by Landlord. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

          (e) ESTOPPEL CERTIFICATES. From time to time, Tenant shall furnish to any party designated by Landlord, within ten days after Landlord has made A written request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request. Unless otherwise required by Landlord's Mortgagee or a prospective purchaser or mortgagee of the Building, the initial form of estoppel certificate to be signed by Tenant is attached hereto as EXHIBIT F.

          (f) NOTICES. All notices and other communications given pursuant to this Lease shall be in writing and shall be (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information, (2) hand delivered to the intended address, or (3) sent by a nationally recognized overnight courier service. All notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

          (g) SEPARABILITY. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

          (h) AMENDMENTS; AND BINDING EFFECT. This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

          (i) QUIET ENJOYMENT. Provided Tenant has performed all of its obligations hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms and conditions of this Lease. Landlord represents and warrants to Tenant that Landlord is the record owner of the Building in fee simple.

          (j) NO MERGER. There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

          (k) NO OFFER. The submission of this Lease to Tenant shall not be construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

          (l) ENTIRE AGREEMENT. This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto.

          (m) WAIVER OF JURY TRIAL. To the maximum extent permitted by law, Landlord and Tenant each waive right to trial by jury in any litigation arising out of or with respect to this Lease.

          (n) GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the State in which the Premises are located.

          (o) JOINT AND SEVERAL LIABILITY. If Tenant is comprised of more than one party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease.

          (p) FINANCIAL REPORTS. Within 15 days after Landlord's request, Tenant will furnish Tenant's most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, Tenant's internally prepared financial statements. If Tenant is a publicly traded corporation, Tenant may satisfy its obligations hereunder by providing to Landlord Tenant's most recent annual and quarterly reports. Tenant will discuss its financial statements with Landlord. Landlord will not disclose any aspect of Tenant's financial statements that Tenant designates to Landlord as confidential except
(1) to Landlord's Mortgagee or prospective purchasers of the Building, provided such Landlord's Mortgagee or prospective purchaser agrees to keep the financial statements confidential to the extent required under this Section 25.(p), (2) in litigation between Landlord and Tenant, and (3) if required by court order. Tenant shall not be required to deliver the financial statements required under this Section 25.(p) more than once in any 12-month period unless requested by Landlord's Mortgagee or a prospective buyer or lender of the Building or an Event of Default occurs.

          (q) LANDLORD'S FEES. Whenever Tenant requests Landlord to take any action not required of it hereunder or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord's reasonable out-of-pocket costs payable to third parties and incurred by Landlord in reviewing the proposed action or consent, including without limitation reasonable attorneys', engineers' or architects' fees, within thirty (30) days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

          (r) TELECOMMUNICATIONS. Tenant and its telecommunications companies, including but not limited to local exchange telecommunications companies and alternative access vendor services companies, shall have no right of access to and within the Building other than within the Premises, for the installation and operation of telecommunications systems including but not limited to voice, video, data, and any other telecommunications services provided over wire, fiber optic, microwave, wireless, and any other transmission systems, for part or all of Tenant's telecommunications within the Premises and from the Premises to any other location without Landlord's prior written consent (which consent shall not be unreasonably withheld or delayed). Notwithstanding any provisions of this
Section 24.(r) to the contrary, and provided Tenant obtains Landlord's prior written consent as aforesaid, Tenant may make or perform certain installations affecting Tenant's telecommunications systems provided that: (1) any such installations only affect the Premises; (11) no such installations affect any of the Building HVAC, mechanical, electrical or plumbing systems; (iii) Tenant shall promptly repair and restore any damage caused by any such installation; and (iv) upon Landlord's request, at the earlier termination or expiration of this Lease, Tenant shall restore the Premises to the condition that existed on the date of this Lease.

          (s) CONFIDENTIALITY. Tenant acknowledges that the terms and conditions of this Lease are to remain confidential for Landlord's benefit, and may not be disclosed by Tenant to anyone, by any manner or means, directly or indirectly, without Landlord's prior written consent, other than to Tenant's investors, governmental contractors, lenders, accountants, attorneys and other advisors provided such advisors agree to keep the terms and conditions of this Lease confidential to the extent required under this Section 25.(s) or in connection with any litigation or other legal proceeding and/or in order to comply with any Laws and/or the rules or regulations of any stock exchange, including any requirement to attach this Lease as an exhibit to any filing with the Securities and Exchange Commission. The consent by Landlord to any disclosures shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future disclosure.

          (t) HAZARDOUS MATERIALS. The term "HAZARDOUS MATERIALS" means any substance, material, or waste which is now or hereafter classified or considered to be hazardous, toxic, or dangerous under any Law relating to pollution or the protection or regulation of human health, natural resources or the environment, or poses or threatens to pose a hazard to the health or safety of persons on the Premises or in the Building. Tenant shall not use, generate, store, or dispose of, or permit the use, generation, storage or disposal of Hazardous Materials on or about the Premises or the Building except in a manner and quantity necessary for the ordinary performance of Tenant's business, and then in compliance with all Laws and the provisions of this Lease. Tenant represents and warrants to Landlord that attached hereto as Exhibit I is a list of all Hazardous Materials and the approximate quantity of each such Hazardous Materials which Tenant intends to bring onto the Premises or any other portion of the Building during the Term. Prior to bringing any new Hazardous Material onto the Premises or any other portion of the Building or increasing the quantity of any Hazardous Material listed on Exhibit I, Tenant shall provide Landlord with prior written notice thereof and shall obtain Landlord's prior written approval with respect thereto, which approval by Landlord shall not be unreasonably withheld or delayed. If Tenant breaches its obligations under this Section 25.(t), Landlord may immediately take any and all action reasonably appropriate to remedy the same, including taking all appropriate action to clean up or remediate any contamination resulting from Tenant's use, generation storage or disposal of Hazardous Materials. Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against any and all claims, demands, liabilities, causes of action, suits, judgments, damages and expenses (including reasonable attorneys' fees and cost of clean up and remediation) arising from Tenant's failure to comply with the provisions of this Section 25.(t). This indemnity provision shall survive termination or expiration of the Lease. Within thirty (30) days after Landlord delivers the Premises to Tenant in accordance with the provisions of this Lease, Tenant shall deliver to Landlord a baseline environmental site assessment report (the "BASELINE ESA REPORT") prepared by an environmental consultant approved by Landlord, which Baseline ESA Report shall address the criteria set forth on Exhibit L attached hereto. The Baseline ESA Report shall be prepared at Tenant's sole cost and expense and shall provide that Landlord is entitled to rely on the Baseline ESA Report. Within a reasonable time after the later of (i) the earlier termination or expiration of this Lease and (ii) the date Tenant or any other party deriving rights in and to the Premises surrenders possession thereof in accordance with the provisions of this Lease, Landlord shall obtain and deliver to Tenant an environmental site assessment report (the "FINAL ESA REPORT") which addresses the criteria set forth on Exhibit L attached hereto. The Final ESA Report shall be prepared at Landlord's sole cost and expense and shall provide that Tenant is entitled to rely on the Final ESA Report.

          (u) LIST OF EXHIBITS. All exhibits and attachments attached hereto are incorporated herein by this reference.

               Exhibit A      -   Outline of Premises
               Exhibit B      -   Legal Description of Land
               Exhibit C      -   Building Rules and Regulations
               Exhibit D-1    -   Tenant Finish-Work: Allowance

               Exhibit D-2    -   Plan Detailing Areas Relating to Exterior
                                  Trade Fixtures
               Exhibit D-3    -   Landlord's Approved Contractors
               Exhibit E      -   Amendment No. 1
               Exhibit F      -   Form of Tenant Estoppel Certificate
               Exhibit G      -   Parking
               Exhibit H      -   Sample Letter of Credit
               Exhibit I      -   List of Hazardous Materials Used by Tenant
               Exhibit J      -   Form of Subordination, Non-disturbance and
                                  Attornment Agreement
               Exhibit K      -   Renewal Option
               Exhibit L      -   Baseline ESA Report Criteria

          (v) TIME OF ESSENCE. Time is of the essence of this Lease and each and all of its provisions.

          (w) SIGNAGE. Tenant may install, at Tenant's risk and expense, exterior signage on the Building, in accordance with all Laws and subject to Landlord's prior approval and consent, which shall not be unreasonably withheld, delayed or conditioned.

          (x) ACCESS. Tenant shall have twenty-four (24) hour access to the Premises, seven (7) days a week (subject to force majeure, emergency, etc.), fifty-two (52) weeks per year.

          (y) FAILURE OF TENANT TO CONTINUOUSLY OCCUPY THE PREMISES. If, for more than one hundred eighty (180) consecutive days or more than one hundred eighty (180) days in a three hundred sixty-five (365) day period, Tenant (1) vacates the Premises or (2) fails to continuously operate its business therein, Landlord may terminate the Lease upon giving written notice to Tenant as of the date specified in such notice. If Landlord terminates this Lease, then this Lease shall terminate and neither party shall have any further obligations hereunder as of the terminate date except as otherwise provided herein and Tenant shall pay to Landlord all Rent accrued through the termination date. Thereafter, Landlord may lease the Premises (or any portion thereof) to any person without liability to Tenant.

     26. OTHER PROVISIONS. LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, and in consideration of the mutual entry into this Lease and for other good and valuable consideration, and intending to be legally bound, each party hereto has caused this Lease Agreement to be duly executed as a Massachusetts instrument under seal as of the day and year first above written.

                                       TENANT:

                                       EVERGREEN SOLAR, INC., a Delaware
                                       corporation

                                       By:  /s/ Mark A. Farber
                                            -----------------------------------
                                            Name: Mark A. Farber
                                                  -----------------------------
                                            Title: President/Vice President

                                       By:  /s/ Richard G. Chebloski
                                            -----------------------------------
                                            Name: Richard G. Chebloski
                                                  -----------------------------
                                            Title: Treasurer/Assistant Treasurer


                                       LANDLORD:

                                       W9/TIB REAL ESTATE LIMITED PARTNERSHIP, a
                                       Delaware limited partnership

                                       By:  W9/TIB Gen-Par, Inc., a Delaware
                                            corporation, its general partner

                                            By: /s/ S. M. Abelman
                                                --------------------------------
                                                Name: Stephen M. Abelman
                                                      --------------------------
                                                Title: Assistant Vice President

                                    EXHIBIT A

                               OUTLINE OF PREMISES






                            [Outline of floor plan]

                                    EXHIBIT B

                            LEGAL DESCRIPTION OF LAND


                                    PARCEL 1

That certain parcel of land situated on the northerly side of Cedar Hill Street, Marlborough, Middlesex County, Massachusetts, shown as Lot A on a plan entitled "Subdivision Plan of Land in Marlborough, MA (Middlesex County), Scale 1" = 50',
Date: September 30, 1985, Prepared by: Beals and Thomas, Inc., Two Westborough Business Park, 200 Friberg Parkway, Westborough, Massachusetts 01581," recorded in the Middlesex South District Registry of Deeds as Plan No. 1360 of 1985 in Plan Book 16485, Page End (the "Plan") and more particularly bounded and described as follows:

Beginning at a point which is located at the southeasterly corner of the premises herein described and the northerly street line of Cedar Hill Street as shown on said plan: thence

S86(Degree)-18'-56"W     a distance of seven and sixty four hundredths feet
                         (7.64) to a point; thence

S86(Degree)-01'-27"W     a distance of twelve and ninety seven hundredths feet
                         (12.97) to a point; thence

S88(Degree)-15'-47"W     a distance of seventy nine and thirty eight hundredths
                         feet (79.38) to a point; thence

N80(Degree)-00'-00"W     a distance of two hundred ten and no hundredths feet
                         (210.00) to a point; thence

N81(Degree)-43'-23"W     a distance of one hundred thirty eight and eighty nine
                         hundredths feet (138.89) to a point; thence

N83(Degree)-12'-23"W     a distance of two hundred thirty five and thirty eight
                         hundredths feet (235.38) to a point; the previous six
                         (6) courses bounding on the northerly side of Cedar
                         Hill Street; thence

N08(Degree)-26'-57"E     a distance of three hundred thirty four and four
                         hundredths feet (334.04) to a point; thence

S81(Degree)-33'-03"E     a distance of eighty four and seventy four hundredths
                         feet (84.74) to a point; thence

N45(Degree)-02'-44"E     a distance of forty nine and thirty seven hundredths
                         feet (49.37) to a point; thence

S67(Degree)-52'-02"E     a distance of one hundred and fifty seven and nine
                         hundredths feet (157.09) to a point; thence

N22(Degree)-07'-58"E     a distance of fifty eight and no hundredths feet
                         (58.00) to a point; thence

S67(Degree)-52'-02"E     a distance of two hundred ninety and no hundredths feet
                         (290.00) to a point; thence

N22(Degree)-07'-58"E     a distance of one hundred eighty and no hundredths feet
                         (180.00) to a point; the previous seven (7) courses bounding on Lot B; thence

N00(Degree)-17'-30"E     a distance of two hundred fifty three and forty nine
                         hundredths (253.49) to a point bounding in part on Lot
                         B and in part on Lot C; thence

S89(Degree)-42'-10"E     a distance of eighty eight and seventy six hundredths
                         feet (88.76) to a point bounding on Lot C; thence

S06(Degree)-25'-41"W     a distance of seven hundred forty three and twenty one
                         hundredths feet (743.21) to the point of beginning, bounding in part on land now or formerly James R.
                         Adams, Northwood Dev. Corp. and on land now or formerly
                         Alan G. Germaine ET AL.


                                    PARCEL 2

That certain parcel of land situated on the northerly side of Cedar Hill Street, Marlborough, Middlesex County, Massachusetts shown as Lot B on the Plan and more particularly bounded and described as follows:

Beginning at a point which is located at the southwesterly corner of the premises herein described and the northerly street line of Cedar Hill Street, shown on said plan; thence

N08(Degree)-26'-57"E     a distance of four hundred twenty and no hundredths
                         feet (420.00) to a point; thence

N24(Degree)-33'-31"E     a distance of three hundred fifteen and twenty nine
                         hundredths feet (315.29) to a point; thence

S75(Degree)-53'-34"E     a distance of one hundred fifty and no hundredths feet
                         (150.00) to a point; thence

S79(Degree)-01'-54"E     a distance of three hundred ninety one and twenty five
                         hundredths feet (391.25) to a point; the previous four
                         (4) courses bounding on Lot C; thence

S00(Degree)-17'-50"w     a distance of one hundred ninety two and twenty six
                         hundredths feet (192.26) to a point; thence

S22(Degree)-07'-58"W     a distance of one hundred eighty and no hundredths feet
                         (180.00) to a point; thence

N67(Degree)-52'-02"W     a distance of two hundred ninety and no hundredths feet
                         (290.00) to a point; thence

S22(Degree)-07'-58"W     a distance of fifty eight and no hundredths feet
                         (58.00) to a point; thence

N67(Degree)-52'-02"W     a distance of one hundred fifty seven and nine
                         hundredths feet (157.09) to a point; thence

S45(Degree)-02'-44"W     a distance of forty nine and thirty seven hundredths
                         feet (49.37) to a point; thence

N81(Degree)-33'-03"W     a distance of eighty four and seventy four hundredths
                         feet (84.74) to a point; thence

S08(Degree)-26'-57"W     a distance of three hundred thirty four and four
                         hundredths feet (334.04) to a point; the previous eight
                         (8) courses bounding on Lot A; thence

N83(Degree)-12'-23"W     a distance of fifty and two hundredths feet (50.02) to
                         the point of beginning, bounding on the northerly side of Cedar Hill Street.


                                    PARCEL 3

The exclusive and non-exclusive reciprocal easements, rights, benefits and appurtenances for drainage, ingress, egress, vehicular and pedestrian passage, installation, operation and maintenance of separate and common utilities, and other miscellaneous purposes including, but not limited to, use of a detention pond, appurtenant to Parcel 1 and Parcel 2 as said easements are shown on that certain plan entitled "Easement Plan of Land in Marlborough, MA (Middlesex County)," Scale: 1"=50', Date: December 27, 1985, and revised on February 20, 1986, prepared by Beals and Thomas, Inc., Two Westborough Business Park, 200 Friberg Parkway, Westborough, MA 01581 and recorded in said Deeds as Plan No. 434 of 1986, all as more particularly described in and incorporated herein by reference to that certain Declaration of Easements dated as of April 2, 1986 and recorded in said Deeds in Book 16893, Page 434.

                                    EXHIBIT C

                         BUILDING RULES AND REGULATIONS

The following rules and regulations shall apply to the Premises, the Building, the parking garage associated therewith (if any), and the appurtenances thereto:

        1. Sidewalks, doorways, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for purposes other than ingress and egress to and from the Premises and for going from one to another part of the Building.

        2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixture or appliances from misuse by Tenant or its agents, employees or invitees shall be paid by Tenant.

        3. No signs, advertisements or notices shall be painted or affixed on or to any windows or exterior doors or other exterior part of the Building without the prior written consent of Landlord. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

        4. Landlord shall provide all door locks to a Premises, at the cost of Tenant, and Tenant shall not place any additional door locks in Premises without Landlord's prior written consent, which shall not be unreasonably withheld, delayed or conditioned. Landlord shall furnish to Tenant a reasonable number of keys to Premises, at Tenant's cost.

        5. Tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for Tenant.

        6. All damages to the Building caused by the installation or removal of any property of Tenant, or done by Tenant's property while in the Building, shall be repaired at the expense of Tenant.

        7. Nothing shall be swept or thrown into the corridors, halls or stairways. No birds or animals shall be brought into or kept in, on or about Tenant's leased premises. No portion of Tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters.

        8. Tenant shall cooperate with Landlord's employees in keeping its leased premises neat and clean.

        9. Tenant shall not make or permit any vibration or improper, objectionable or unpleasant noises or odors to emanate from the Premises or otherwise interfere in any way with other tenants or persons having business with them.

        10. Tenant shall not use or keep in the Building any flammable or explosive fluid or substance except as otherwise set forth in Exhibit I attached hereto and then only in compliance with all applicable Laws.

        11. Landlord will not be responsible for lost or stolen personal property, money or jewelry from Tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

        12. Tenant shall not conduct any activity on or about the Premises or Building which will draw pickets, demonstrators, or the like.

        13. All vehicles are to be currently licensed, in good operating condition, parked for business purposes having to do with Tenant's business operated in the Premises, parked within designated parking spaces, one vehicle to each space. No vehicle shall be parked as a "billboard" vehicle in the parking lot. Any vehicle parked improperly may be towed away. Tenant, Tenant's agents, employees, vendors and customers who do not operate or park their vehicles as required shall subject the vehicle to being towed at the expense of the owner or driver. Landlord may place a "boot" on the vehicle to immobilize it and may levy a charge of $50.00 to remove the "boot."

                                   EXHIBIT D-1

                          TENANT FINISH-WORK: ALLOWANCE

        1. Except as set forth in this Exhibit and as set forth in EXHIBIT 2, Tenant accepts the Premises in their "AS-IS" condition on the date that this Lease is entered into.

        2. Tenant shall provide to Landlord for its approval final working drawings, prepared by an architect that has been approved by Landlord (which approval shall not unreasonably be withheld, delayed or conditioned), of all alterations, improvements and installations that Tenant proposes to construct, install and complete in the Premises during the Term; such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the alterations, improvements and installations called for under this Exhibit in accordance with all applicable governmental laws, codes, rules, and regulations. If any of Tenant's proposed construction work will affect the Building's HVAC, electrical, mechanical, or plumbing systems, then the working drawings pertaining thereto must be approved by the Building's engineer of record. Landlord's approval or disapproval, as the case may be, of the final working drawings (inclusive of any approval required by the Building's engineer of record) shall be completed within ten (10) days of Landlord's receipt of such working drawings. If Landlord disapproves the final working drawings, Landlord shall specify the reasons for such disapproval in writing to Tenant. Landlord's (and the Building engineer's) approval of such working drawings shall not be unreasonably withheld, delayed or conditioned, provided that (a) they comply with all applicable laws, rules, and regulations, (b) such working drawings are sufficiently detailed to allow construction of the alterations, improvements and installations in a good and workmanlike manner,
(c) the alterations, improvements and installations depicted thereon conform to the reasonable rules and regulations promulgated from time to time by Landlord for the construction of tenant alterations, improvements and installations (a copy of which has been delivered to Tenant), and (d) the alterations, improvements and installations do not affect the Building's structure and do not require that Tenant be allocated more than its proportionate share of the capacity of any of the Building's HVAC, electrical, mechanical or plumbing systems. Within five (5) business days of receiving any revision to such working drawings, Landlord shall advise Tenant in writing of Landlord's approval or disapproval of such revisions and, in the event of any full or partial disapproval, any changes reasonably requested by Landlord. As used herein, "WORKING DRAWINGS" shall mean the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "WORK" shall mean all alterations, improvements and installations to be constructed in accordance with and as indicated on the Working Drawings and shall include providing the Premises with 160 tons of total HVAC capacity and providing a dropped ceiling in approximately 20,000 rentable square feet of the Premises (such increase in the HVAC capacity and a provision of the drop ceiling are hereinafter collectively referred to as "BASE BUILDING WORK"). Landlord's approval of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use or comply with any law, but shill merely be the consent of Landlord thereto. Landlord shall, at Tenant's request, sign the Working Drawings to evidence its review and approval thereof. All changes in the Work must receive the prior written approval of Landlord (which approval shall not be withheld, delayed or conditioned), and in the event of any such approved change Tenant shall, upon completion of the Work, furnish Landlord with an accurate, reproducible "as-built" plan of the improvements as constructed. Notwithstanding any provisions of this EXHIBIT D-1 to the contrary, the Base Building Work may be modified only after Landlord's written consent and prior to the construction of any portion of the Work, and such consent shall not be unreasonably withheld, conditioned or delayed except that Landlord may reduce the Construction Allowance if Landlord reasonably believes that the Base Building Work to be constructed by Tenant shall cost less than $6.55 per rentable square foot in the Premises by such lesser amount.

        3. The Work shall be performed only by contractors and subcontractors set forth on EXHIBIT D-3 attached hereto or approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. All contractors and subcontractors performing the Work shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require. Certificates of such insurance, with paid receipts therefor, must be received by Landlord before the Work is commenced. Promptly upon Landlord's approval of the Working Drawings and delivery of the Premises to Tenant, Tenant shall commence the construction of that portion of the Work comprising the Base Building Work and/or designated as the tenant improvements to be constructed upon execution of this Lease and diligently and continuously pursue the completion of the same. Any other portions of the Work which are not intended to be constructed shortly after the execution of






                                     D-1-1
this Lease shall nevertheless be diligently and continuously pursued to completion upon commencement of same. The Work shall be performed in a good and workmanlike manner free of defects, shall conform with the Working Drawings, and shall be performed in such a manner and at such times as not to interfere unreasonably with the operation of the Building. Tenant's construction representative shall coordinate with Landlord's property manager for reasonable access to the Premises during Tenant's construction of the Work.

        4. The entire cost of performing the Work (including, without limitation, design of the Work and preparation of the Working Drawings, costs of construction, labor and materials, electrical usage during construction, additional janitorial services, general tenant signage, related permitting, taxes and insurance costs, all of which costs are herein collectively called the "TOTAL CONSTRUCTION COSTS" in excess of the Construction Allowance (as hereinafter defined) shall be paid by Tenant.


        5. Landlord shall provide to Tenant a construction allowance (the "CONSTRUCTION ALLOWANCE" equal to the lesser of (a) $679,500.00 or $12.08 per rentable square foot in the Premises, which amount may be reduced in accordance (with the provisions of Section 2 of this EXHIBIT D-1, or (b) the Total Construction Costs, as adjusted for any approved changes to the Work.

        6. Subject to the terms and conditions of this Lease, Landlord shall pay the Construction Allowance to Tenant for the purpose of financing a portion of the Total Construction Costs. As conditions to Tenant's right to receive the Construction Allowance: (i) Tenant shall not be in default under the Lease; (ii) the Lease shall be in full force and effect; (iii) the portion of the Work covered by any application for payment shall, in Landlord's reasonable discretion, have been substantially completed in accordance with the Working Drawings and the provisions of this Lease; (iv) Tenant shall furnish to
Landlord: (A) if the Base Building Work and that other portion of the Work to be commenced promptly after execution of this Lease is substantially complete, a Certificate of Occupancy respecting the Premises; and (B) such evidence as Landlord may reasonably require to evidence that all persons furnishing or supplying labor and materials in connection with the construction of the Work, or in the case of completion of a portion of the Work, have been paid and that no lien exists of record with respect thereto; and (v) Tenant shall not request any portion of the Construction Allowance more than once a month. Landlord shall pay each requested portion of the Construction Allowance within twenty (20) business days from Tenant's written request for the same provided that Tenant has complied with the requirements set forth in the preceding sentence. If, within nine (9) months after Landlord delivers the Premises to Tenant in accordance with the provisions of this Lease, Landlord has not received applications for payment, together with any other information reasonably requested by Landlord, from Tenant for the entire Construction Allowance pursuant to the provisions of this EXHIBIT D-1, or upon paying the full amount of the Construction Allowance to Tenant in accordance with the provisions hereof, Landlord shall have no further obligation to extend any credit to Tenant after disbursing all payments of the Construction Allowance properly requested in applications for payment received by Landlord before the end of such nine-month period provided Landlord has received all other information it reasonably requested be provided by Tenant.

        7. In consideration for Landlord's management and supervision of services performed in connection with the Work, Tenant shall pay to Landlord, within ten (10) business days after demand therefor, the lesser of (a) the actual internal (i.e., costs of Landlord's in-house counsel and costs of Landlord's management company which exceed the traditional management fee) and external costs incurred by Landlord to review and approve the Working Drawings and/or any drafts and/or modifications thereto and to review the construction of the Work or (b) a construction management fee equal to four percent (4%) of the cost of the Work (excluding the construction management fee). Notwithstanding any provisions of this EXHIBIT D-1 to the contrary, until the Construction Allowance has been fully disbursed in accordance with the provisions hereof, Landlord shall deduct such costs owed by Tenant pursuant to the provisions of the preceding sentence from such Construction Allowance.

        8. Tenant shall have the right, appurtenant to the Premises, to construct, install and maintain, as part of the Work in accordance with this EXHIBIT D-1 or from time to time during the Term of this Lease in accordance with Section 8 of this Lease, at Tenant's sole expense (subject to reimbursement from the Construction Allowance pursuant to the provisions of this EXHIBIT D-1), pads and above-ground tanks for the storage of hydrogen (which tank shall not exceed 50,000 cubic feet of compressed hydrogen), argon (which tank shall not exceed 9,000 gallons in capacity), equipment for chilling water (the capacity of which shall be approved by Landlord prior to installation), a dumpster (the capacity and location of which shall be approved by Landlord prior to installation) and a compactor





                                     D-1-2

(the capacity and location of which shall be approved by Landlord prior to installation) (collectively, the "EXTERIOR TRADE FIXTURES"), outside of the Premises in the location shown on the plan attached to this Lease as EXHIBIT D-2.





                                     D-1-3

                                   EXHIBIT D-2

            PLAN DETAILING AREAS RELATING TO EXTERIOR TRADE FIXTURES

                                (Diagram Omitted)








                                     D-2-1

                                   EXHIBIT D-3

                         LANDLORD'S APPROVED CONTRACTORS


1.       HVAC CONTRACTORS

         a.       Accutemp Engineering - (617) 926-1221
         b.       JC Higgins - (781) 341-1500
         c.       Lake Engineering

2.       ELECTRICAL & FIRE ALARM CONTRACTORS

         a.       Corporate Electric & Alarm - (978) 649-8687
         b.       Barker Electric - (781) 933-3563
         c.       North Peak Electrical
         d.       Sonitrol Alarms

3.       PLUMBING CONTRACTORS

         a.       P.J. Dionne Company

4.       GENERAL CONTRACTORS

         a.       Leeds Construction - (617) 761-4854
         b.       Ostrander Construction - (617) 876-6845
         c.       Grubb & Ellis Facilities Management - (781) 275-8383
         d.       Spaulding & Slye
         e.       Payton Construction
         f.       Beacon Construction
         g.       Hyde Construction

5.       TELEPHONE AND DATA

         a.       CSC Networks
         b.       Necom
         c.       Bell Atlantic
         d.       AT&T
         e.       Lucent Technologies
         f.       MCI/WorldComm
         g.       Lighthouse Computer





                                      D-3-1

                                    EXHIBIT E

                                 AMENDMENT NO. 1


         This Amendment No. 1 (this "AMENDMENT") is executed as of ___________, 2000 between W9/TIB REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD"), and EVERGREEN SOLAR, INC., a Delaware corporation ("TENANT"), for the purpose of amending the Lease Agreement between Landlord and Tenant dated January __, 2000 (the "LEASE"). Capitalized terms used herein but not defined shall be given the meanings assigned to them in the Lease.

                                   AGREEMENTS

[For valuable consideration, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree as follows:


         1. CONDITION OF PREMISES. Tenant has accepted possession of the Premises pursuant to the Lease. Any improvements required by the term of the Lease to be made by Landlord have been completed to the full and complete satisfaction of Tenant in all respects except for the punchlist items described on EXHIBIT A hereto (the "PUNCHLIST ITEMS"), and except for such Punchlist Items, Landlord has fulfilled all of its duties and the Lease with respect to such initial improvements. Furthermore, Tenant acknowledges that the Premises are suitable for the Permitted Use.

         2. COMMENCEMENT DATE. The Commencement Date of the Lease is ____________, 2000. If the Commencement Date set forth in the Lease is different than the date set forth in the preceding sentence, then the Commencement Date as contained in the Lease is amended to be the Commencement Date set forth in the preceding sentence.

         3. EXPIRATION DATE. The Term is scheduled to expire on __________, 20__. If the scheduled expiration date of the initial Term as set forth in the Lease is different than the date set forth in the preceding sentence, then the scheduled expiration date as set forth in the Lease is hereby amended to the expiration date set forth in the preceding sentence.

         4. CONTACT NUMBERS. Unless Landlord is otherwise notified by Tenant, Tenant's telephone number in the Premises is _________, and Tenant's telecopy number in the Premises is ____________.

         5. RATIFICATION. Tenant hereby ratifies and confirms its obligations under the Lease. To the best of its knowledge, Tenant represents and w is to Landlord that it has no defenses to such obligations. Additionally, Tenant further confirm and ratifies that, as of the date hereof, the Lease is and remains in good standing and in full force and effect, and Tenant has no claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant, except as set forth below.

         6. BINDING EFFECT; GOVERNING LAW. Except as modified hereby, the Lease shall remain in full effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall prevail. This Amendment shall be governed by the laws of the State in which the Premises is located.

         7. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

         Executed as of the date first written above.

                                    TENANT:

                                    EVERGREEN SOLAR, INC.
                                    a Delaware Corporation


                                    By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title: President/Vice President


                                    By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title: Treasurer/Assistant Treasurer



                                    LANDLORD:

                                    W9/TIB REAL ESTATE LIMITED PARTNERSHIP,
                                    a Delaware limited partnership


                                    By W9/TIB Gen-Par, Inc., a
                                       Delaware corporation, its general partner


                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------

                                    EXHIBIT A

                                 PUNCHLIST ITEMS

                                    EXHIBIT F

                       FORM OF TENANT ESTOPPEL CERTIFICATE


             The undersigned is the Tenant under the Lease (defined below) between W9/TIB REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership, as Landlord, and the undersigned as Tenant, for the Premises including one of two buildings located at 259 Cedar Hill Street, Marlborough, Massachusetts, and hereby certifies as follows:

             1. The Lease consists of the original Lease Agreement dated as of January ___, 2000 between Tenant and Landlord ['s predecessor-in-interest] and the following amendments or modifications thereto (if none, please state "none"):



The documents listed above are herein collectively referred to as the "LEASE" and represent the entire agreement between the parties with respect to the Premises. All capitalized terms used herein but not defined shall be given the meaning assigned to them in the Lease.

             2. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Section I above.

             3. The Term commenced on _____________, 2000 and the Term expires, excluding any renewal options, on _______________, 2000, and Tenant has no option to purchase all or any part of the Premises or the Building or, except as expressly set forth in the Lease, any option to terminate or cancel the Lease.

             4. Tenant currently occupies the Premises described in the Lease and Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows (if none, please state "none"):

             5. All monthly installments of Basic Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through _____________. The current monthly installment of Basic Rent is $__________.

             6. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and, to the best of Tenant's knowledge, Landlord is not in default thereunder. In addition, Tenant has not delivered any notice to Landlord regarding a default by Landlord thereunder.

             7. As of the date hereof, to the best of Tenant's knowledge, there are no existing defenses or offsets against enforcement of the Lease, or, to the undersigned's knowledge, claims or any basis for a claim, that the undersigned has against Landlord and no event has occurred and no condition exists, which, with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

             8. No rental has been paid more than thirty (30) days in advance, and no security deposit has been delivered to Landlord except as provided in the Lease.

             9. Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises is located, and Tenant has full right and authority to execute and deliver this Estoppel Certificate, and each person signing on behalf of Tenant is authorized to do so.

             10. There are no actions pending against Tenant under any bankruptcy or similar laws of the United States or any state.

             11. Other than in compliance with all applicable laws and incidental to the ordinary course of the use of the Premises, the undersigned has not used or stored any hazardous substances in the Premises.

             12. All tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full, except as follows:



             13. Tenant acknowledges that this Estoppel Certificate may be delivered to Landlord, Landlord's Mortgagee or to a prospective mortgagee or prospective purchaser, and their respective successors and assigns, and acknowledges that Landlord, Landlord's Mortgagee and/or such prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in disbursing loan advances or making a new loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of disbursing loan advances or making such loan or acquiring such property.

Executed as of ______________, 2000.
                                             TENANT:
                                             EVERGREEN SOLAR, INC.
                                             a Delaware corporation

                                             By:________________________________
                                                 Name:
                                                 Title: President/Vice President


                                             By:________________________________
                                                 Name:
                                                 Title: Treasurer/Assistant
                                                        Treasurer

                                    EXHIBIT G

                                     PARKING

         Subject to the terms and conditions of this Lease, Tenant shall have the right to use 176 undesignated parking spaces in the parking garage/area associated with the Building (the "PARKING AREA"); provided, however, said number of parking spaces shall decrease based upon the number of parking spaces which are eliminated as a result of the Exterior Trade Fixtures and/or other alterations, additions and/or improvement made by or on behalf of Tenant. Landlord shall not grant any leases, licenses or rights to occupy spaces in the Parking Area to any other persons other than to Tenant and/or to any other tenants or occupants of the Building.

                                    EXHIBIT H

                             SAMPLE LETTER OF CREDIT

Beneficiary/Landlord:                           Issuance Date:
W9/TIB Real Estate Limited Partnership,         ______________, 2000
a Delaware limited partnership
c/o Archon Group, L.P.                          Irrevocable Standby Letter
1275 K Street NW, Suite 900                     of Credit No. ______________
Washington, DC  20005

Applicant/Accountee/Tenant:                      Credit Amount:
Evergreen Solar, Inc.                            USD $464,000.00
a Delaware corporation                           Up to an Aggregate Thereof
259 Cedar Hill Street                            Date and Place of Expiry:
Marlborough, MA  01752                           _____________, 2001
                                                 At Our Counters in Boston, MA


Ladies and Gentlemen:

         We hereby issue our irrevocable standby letter of credit in your favor for the account of the Applicant for an aggregate amount not to exceed FOUR HUNDRED SIXTY-FOUR THOUSAND U.S. DOLLARS available for payment by presentation of your draft(s) drawn on ourselves at sight, and accompanied by the following documents:

         1. Your statement/certificate, on your letterhead, signed by a person purporting to be your authorized officer/representative, appropriately completed in the following form:

         A. "The undersigned, an authorized officer/representative of W9/TIB Gen-Par, Inc., general partner of W9/TIB Real Estate Limited Partnership (the "Landlord"), hereby certifies with regard to ____________ Irrevocable Standby Letter of Credit No. __________ that Evergreen Solar, Inc. (the "Tenant") is in default under to the Lease Agreement dated January __, 2000 (the "Lease"), for premises at 259 Cedar Hill Street, Marlborough, Massachusetts, by and between Landlord and Tenant and such default has continued uncured beyond all applicable notice and grace periods."

                  OR

         B. "We are in receipt of ____________ Notice of Non-Extension of its letter of credit no. __________ and Evergreen Solar, Inc. (the "Tenant") has failed to provide a replacement letter of credit reasonably acceptable to us as of the date of our drawing and the Tenant remains liable to us pursuant to the Lease."

         2. The original of this letter of credit (for endorsement of drawing), which will be returned unless the credit is fully utilized.

         Partial drawings are permitted.

         We engage with you that all draft(s) drawn under and in compliance with the terms and conditions of this letter of credit shall be duly honored in presentation to us at our office at ____________________, Boston, MA _________,
Attn: ____________, ____ Floor, on or before the Expiry Date as specified above or any automatically extended date herein before set forth. Draft(s) must indicate the name of the issuing bank, the letter of credit number and must be presented at the office specified in the preceding sentence.

         It is a condition of this letter of credit that it shall be deemed automatically extended without amendment for an additional period of one year from the present or each future expiration date hereof, but not beyond _________________ [NOTE: 30 DAYS AFTER THE EXPIRATION OF THE TERM], unless at least forty-five (45) days prior to any such expiration date we notify you by certified mail, that we elect not to so extend this letter of credit for any such additional period. Upon receipt by you of such notice, you may draw hereunder your draft(s) at sight on ourselves for the then full amount of this letter of credit accompanied by your statement as specified above.

         This letter of credit is transferable in its entirety, but not in part, to any successor landlord under the Lease and may be successively transferred. If it is your intention to transfer your interest hereunder, kindly return the letter of credit to us for appropriate endorsement and furnish us with your instructions. Please note your signature on your request for transfer must be authenticated by your bank. (Transfer form is attached.) In the event of transfer all required documents are to be signed by the transferee.

         This letter of credit sets forth in full the term of our obligations to you, and our undertaking shall not in any way be amended or amplified by reference to any documents, instruments or any agreement referred to herein or to which this letter of credit related, and such reference, if any, shall not be deemed to incorporate herein by reference any document, instrument or agreement.

         Except as otherwise expressly stated herein, this letter of credit is subject to the International Standby Practices (ISP98), the International Chamber of Commerce, Publication No. 590, and shall, as to matters not governed by ISP98, be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.



                                        Very truly yours,



                                        By:
                                            ------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:

                                    TRANSFER

         This form is to be used where a Letter of Credit is transferred in its entirety and no substitution of invoices is involved.

                                      Date

                         Re: Credit    issued or advised by

                          ____________________________


Gentlemen:

For value received, the undersigned beneficiary hereby irrevocably transfers to:


                          ____________________________
                          (Name of Second Beneficiary)

                          ____________________________
                                    (Address)

                          ____________________________
                             (Name of Advising Bank)

                          ____________________________
                                    (Address)

         all rights of the undersigned beneficiary to draw under the above
                       Letter of Credit in its entirety.


1. By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the Second Beneficiary and the Second Beneficiary shall have the sole rights as beneficiary thereof, including sole rights relating to any amendment, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the Second Beneficiary without necessity of any consent of or notice to the undersigned beneficiary.

2. The advice of such Letter of Credit is returned herewith, and we ask you to endorse the transfer on the reverse thereof, and forward it direct to the Second Beneficiary with your customary notice of transfer, or advise the letter of credit to the Second Beneficiary by telex/SWIFT.


SIGNATURE AUTHENTICATED             Very truly yours,

(Bank)
                              BY: ________________________
(Authorized Signature)            Name:

                                    EXHIBIT I

                    LIST OFHAZARDOUS MATERIALS USED BY TENANT

                                    EXHIBIT I

CHEMICAL NAME                                           QUANTITY
-------------                                           --------
Hydrofluoric acid                                       50 gal
Etchant 100-0-1                                         10 gal
Sulfuric Acid                                           10 gal
Acetic Acid                                             2 gal
Nitric Acid                                             10 gal
Adipic Acid (Assay                                      5  l
Acetic Acid                                             5  l
Decanedioic Acid                                        5  l
Oxalic Acid                                             5  l
Etchant 9-0-1                                           50 gal
Phosphoric Acid                                         5 gal
Sodium Carbonate (Powder)                               150 lbs
Sodium Carbonate (7% solution)                          100 gal
FX-99-007 AR Coating Paste                              1  l
3349 AG Conductrox Conductor                            20 kg
Caustic Soda 25% NaOH                                   250 kg
Citric Acid, Anhydrous, ACS, 99.5%                      5 1
Elvacite Resin                                          50 kg
AG Paste (FX33-163)                                     10 kg
L406 Covercoat                                          200 kg
V49 Thinner                                             20 kg
Alpha Terpineol 96%                                     2  l
Ethyl Acetate                                           1  l
Ethanol, Anhydrous, Spectrophotomet                     2 gal
Butyl Acetate                                           10  l
S-L-X Denatured Alcohol                                 10 gal
Methanol (assay)                                        5 gal
VM&P Naphtha                                            1 gal

                                    EXHIBIT I

CHEMICAL NAME                                           QUANTITY
-------------                                           --------
Soldering Flux                                          20 gal
Non-block Covercoat                                     1 gal
Silane Coupling Agent                                   2 gal
Lacquer Thinner                                         1 gal
1-Propanol                                              5  l
Ethyl Acetate                                           5  l
Silicon Carbide Filament                                50 kg
Millithix 925                                           1  l
Polyphobe 106HE                                         1  l
SI-110 Silicon Powder                                   1  l
Sudan M Yellow 150                                      1  l
Iodine, resublimed crystals, Puratoronic 99.99%         .5 kg
Cineole, 99%                                            .5  l
Flow ZFS 460                                            .5  l
EEP Solvent                                             2  l
2,2,4-Trimethyl-1.3-Pentanediolmono                     2  l
(2-Methylpropanoate)
2-methyl propanoate                                     .5  l
Isophthalic Acid 99%                                    1  l
EB Acetate                                              2 l
Alpha-Terpineol, 98%                                    100 l
Ethylcellulose                                          5  l
Ethylene Glycol 99%                                     50  l
Zinc Acetate Dihydrate 98+%                             .5 kg
Aluminum Power uncoated                                 10 kg
Aluminum-Silicon Al-Si/88-12%                           10 kg
FX53-038 AL Conductor Paste                             400 kg
Silicon Powder, Crystalline                             10 kg

                                    EXHIBIT I

CHEMICAL NAME                                           QUANTITY
-------------                                           --------
5540 AL Vitr-Au-Less Conductor                          1  l
Boron Oxide 99.98%                                      1 kg
Di-n-butyl Phthalate, 99 = % (Assay)                    1  l
1 Hexanol 99%                                           1  l
Dipropylene Glyol                                       1  l
Isobutanol, HPLC Grade 99 + % (Assay)                   1  l
Diethylene glycol mono-n-butyl-ether acetate 98%        1  l
Toluene 99%                                             1 gal
Hexane, Reagent ACS 98.5 + %                            1  l
Hydroxypropul Methylcellulose                           1 kg
Ammonium Carbonate, ACS 30.0 + % NH(3)                 25 kg
2-Ethyl-1-hexanol 99%                                   1  l
Gold Plating Solution, Electroless, metal               200 gm
Paraloid B-72 100% (Resin)                              1 kg
Versamid 750 (Polyamide Resin)                          1 kg
Isopropyl Alcohol                                       25 gal
Titanium Ethoxide                                       1  l
Phosphorus (diffusant)                                  10 gal
Boron (diffusant)                                       1  l
80 452 Cleaning Oil                                     1 gal
203 AS (spin-on-glass)                                  10 gal
Airex 912                                               .5  l
Flfuorosurfactant (Zonyl(R))                            .5  l
Antarox BL-225                                          .5  l
Alcodet MC-2000                                         .5  l
Paratherm NF                                            20 gal
Elvacite Resins (Grade 2550)                            1 kg

                                    EXHIBIT I

CHEMICAL NAME                                           QUANTITY
-------------                                           --------
Lot No. 9707B2029-3
Propylene Glycol Base                                   200 gal
Hydronic Heat Transfer Fluid
Polycrystalline Silicon                                 5,000 kg
Synthetic Amorphous Silicon Dioxide, Crystalline free   50 kg
Graphite                                                250 kg
Fiberform Cement                                        1 gal
Hydrogen                                                20,000 cft
Boron                                                   10 kg
Gallium                                                 10 kg
Argon (liquid storage)                                  9,000 gal
Compressed Helium                                       20 cylinders
Nitrogen                                                10,000 cft
DC-739 Plastic Adhesive                                 50 tubes
                                                        (300 ml each)
961 Low Residue Solder Flux                             5 liters
951 Low Residue Solder Flux                             50 pens
                                                        (1/3 oz)
SnAg Solder Paste                                       2 kg
Ethylene Vinyl Acetate                                  1,000 kg
Tedlar/Mylar Polypropylene                              1,000 kg
Copper wire with a Sn/Pb plating                        500 kg
Tin/Lead                                                1 kg
Polyethylene/Polyester Film                             25 kg
Butyl Tape                                              100 rolls, .4 kg each
Tantalum Wire                                           < 1 kg
Platinum Wire                                           < 1 kg
Hydrochloric Acid                                       2 gal

                                    EXHIBIT I

CHEMICAL NAME                                           QUANTITY
-------------                                           --------
Co-polymer of polyethylene                              500 kg
Silane (SiH4 gas)                                       5,000 cft
Ammonia (NH3 gas)                                       5,000 cft
Argon                                                   9,000 gal (liquid)

                                    EXHIBIT J

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT


             This AGREEMENT is made and entered into as of ______________, 2000, by and among LaSalle Bank National Association f/k/a LaSalle National Bank, as Trustee for GS Mortgage Securities Corporation II Commercial Mortgage Pass-Through Certificates, Series 1998-GSFL1 ("Lender"), W9/TIB Real Estate Limited Partnership, a Delaware limited partnership ("Landlord"), and Evergreen Solar, Inc., a Delaware corporation ("Tenant").

         1.       RECITALS.

                  1.1 Mortgage. Lender is the holder of a Promissory Note dated December 4, 1997, in the original principal amount of $175,977,412.00 of Landlord, which is secured, inter alia, by a Mortgage and Security Agreement (the "Mortgage") and Assignment of Lease and Rents (the "Lease Assignment"), both dated December 5, 1997, and recorded with the Middlesex South Registry of Deeds, covering premises more particularly described in the Mortgage (the "Mortgaged Premises").

                  1.2 Lease. Landlord and Tenant entered into a Lease dated January __, 2000 (the "Lease"), whereby Landlord demised to Tenant one entire building containing approximately 56,250 rentable square feet (the "Leased Premises") in the two-building complex on the Mortgaged Premises, which complex has a street address of 259 Cedar Hill Street, Marlborough, Massachusetts, as more particularly described in the Lease, which Lease is the subject of a Notice of Lease recorded [filed] with the Middlesex South Registry of Deeds [District of the Land Court] at Book _______, Page _______ [as Document No. _______].

         2. CONSIDERATION. The terms of the Lease constitute a material inducement to Lender's consent thereto and entering into and performing this Agreement.

         3. SUBORDINATION OF THE LEASE. Subject to the terms of this Agreement, this Lease shall be and is hereby made subject and subordinate to the Mortgage.

         4. NON-DISTURBANCE. Lender shall not, in the exercise of any right, remedy, or privilege granted by the Mortgage or the Lease Assignment, or otherwise available to Lender at law or in equity, disturb Tenant's possession of the Leased Premises under the Lease so long as:

         (a) Tenant is not in default under any provision of the Lease or this Agreement beyond any applicable notice and/or cure periods at the time Lender exercises any such right, remedy or privilege; and

         (b) The Lease at that time is in force and effect according to its original terms, or with such amendments or modifications as Lender shall have approved, if such approval is required by the terms of the Mortgage or the Lease Assignment; and

         (c) Tenant thereafter continues to fully and punctually perform all of its obligations under the Lease without default thereunder beyond any applicable cure period; and

         (d) Tenant attorns to or at the direction of Lender, as provided in Paragraph 5. Without limiting the foregoing, and so long as the foregoing conditions are met, Lender agrees that (i) Tenant will not be named as a party to any foreclosure or other proceeding instituted by Lender to enforce the terms of the Mortgage or the Lease Assignment; (ii) any sale or other transfer of the Premises or of the Landlord's interest in the Lease, pursuant to foreclosure or any voluntary conveyance or other proceeding in lieu of foreclosure, will be subject and subordinate to Tenant's possession of the Leased Premises under the Lease; and (iii) the Lease will continue in force and effect according to its original terms, or with such amendments as Lender shall have approved, if such approval is required by the terms and conditions of the Mortgage or the Lease Assignment.

         5. ATTORNMENT. Tenant shall attorn to Lender, to any receiver or similar official for the Premises appointed at the instance and request, or with the consent, of Lender and to any person who acquires the Leased Premises, or the Landlord's interest in the Lease, or both, pursuant to Lender's exercise of any right, remedy or privilege granted by the Mortgage, or otherwise at law or in equity. Without limitation, Tenant shall attorn to any person or entity that acquired the Premises pursuant to foreclosure of the Mortgage, or by any proceeding or voluntary conveyance in lieu of such foreclosure, or from Lender, whether by sale, exchange or otherwise. Any such attornment shall be conditioned upon Lender or any such person, entity, receiver or other official complying with the provisions of the next succeeding paragraph.

         Upon any attornment under this Paragraph 5, the Lease shall continue in full force and effect as a direct lease between Tenant and the person, entity, receiver or other official to whom Tenant attorns, except that such person, entity, receiver or other official shall not be:

                  (i) liable for any breach, act or omission of any prior landlord; or

                  (ii) subject to any offsets, claims or defenses which Tenant might have against any prior landlord; or

                  (iii) bound by any rent or additional rent or other payment in lieu of rent which Tenant might have paid to any prior landlord more than 30 days in advance of its due date under the Lease or which such person or entity has physical possession of; or

                  (iv) bound by any amendment or modification of the Lease made without Lender's written consent, where such consent is required by the Mortgage; or

                  (v) bound by any notice given by Tenant to Landlord, whether or not such notice is given pursuant to the terms of the Lease, unless a copy thereof was then also given to Lender; or

                  (vi) liable for any security deposit or other sums held by any prior landlord, unless actually received.

The person or entity to whom Tenant attorns shall be liable to Tenant under the Lease only during such person or entity's period of ownership, and such liability shall not continue or survive as to the transferor after a transfer by such person or entity of its interest in the Lease and the Premises.

         6.       REPRESENTATIONS AND WARRANTIES.

                  6.1 Landlord and Tenant each hereby represent and warrant to Lender as follows regarding the Lease:

                           (a) A true and correct copy of the Lease (inclusive of all riders and exhibits thereto) is attached to the counterpart of this Agreement being delivered to Lender. There are no other oral or written agreements, understandings or the like between Landlord and Tenant relating to the Premises or the Lease transaction.

                           (b) The term of the Lease is expected to commence on the earlier of (i) April 1, 2000, (ii) substantial completion of the Work (as hereinafter defined) and the issuance of a temporary certificate of occupancy provided Tenant diligently pursues the receipt of the temporary certificate of occupancy and the temporary certificate of occupancy does not require the completion of any items which would substantially interfere with Tenant's use and occupancy of the Premises for the Permitted Use, or (iii) the date Tenant occupies the Leased Premises for the Permitted Use (as defined in the Lease).

                           (c) Under the Lease, Tenant shall be obligated to pay rent without present right of defense or offset, at the rate of $38,671.88 per month for the first 12 months, $39,843.75 per month for the next 24 months, $41,015.63 per month for the next 24 months, $42,187.50 per month for the next 24 months, $43,359.38 per month for the next 12 months, and $44,531.25 per month for the next 24 months of the Lease term. No rent has been paid more than 30 days in advance, except for the first monthly installment of such rent, and Tenant has no claim against the Landlord for any deposits or other sums.

                           (d) The Lease has not been modified, altered or amended in any respect.

                           (e) All of the improvements by Landlord contemplated by the Lease have been entirely completed as required therein.

                           (f) The addresses for notices to be sent to Tenant and Landlord are as set forth in the Lease.

                           (g) To Tenant's knowledge, Tenant has no right of first refusal, option or other right to purchase the Mortgaged Premises or any part thereof, including, without limitation, the Leased Premises.

                  6.2 Several. Landlord and Tenant severally represent and warrant to Lender with respect to themselves, but not with respect to the other:

                           (a) The execution of the Lease was duly authorized, the Lease was properly executed and is in full force and effect and is valid, binding and enforceable against Tenant and Landlord and there exists no monetary default or, to the best of their knowledge, no non-monetary default, nor state of facts which with notice, the passage of time, or both, could ripen into a default, on the part of either Tenant or Landlord.

                           (b) There has not been filed by or against nor, to the best of the knowledge and belief of the representing party, is there threatened against or contemplated by, Landlord or Tenant, a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States or of any state thereof, or any other action brought under said bankruptcy laws.

                           (c) There has not been any assignment, hypothecation or pledge of the Lease or rents accruing under the Lease, other than pursuant to the Mortgage and the Lease Assignment. Tenant makes the representation set forth in this subparagraph only to its best knowledge and belief.

         7. RENTS. Landlord and Tenant jointly and severally acknowledge that the Lease Assignment provides for the direct payment to Lender of all rents and other monies due and to become due to Landlord under the Lease upon the occurrence of certain conditions as set forth in the Lease Assignment without Lender's taking possession of the Leased Premises or otherwise assuming Landlord's position or any of Landlord's obligations under the Lease. Upon receipt from Lender of written notice to pay all such rents and other monies to or at the direction of Lender, Landlord authorizes and directs Tenant thereafter to make all such payments to or at the direction of Lender, releases Tenant of any and all liability to Lender for any and all payment so made, and shall defend, indemnify and hold Tenant harmless from and against any and all claims, demands, losses, or liabilities asserted by, through or under Landlord (except by Lender) for any and all payments so made. Upon receipt of such notice, Tenant thereafter shall pay all monies then due and becoming due from Tenant under the Lease to or at the direction of Lender, notwithstanding any provision of the Lease to the contrary. Tenant agrees that neither Lender's demanding or receiving any such payments, nor Lender's exercising any other right, remedy, privilege, power or immunity granted by the Mortgage or the Lease Assignment, will operate to impose any liability upon Lender for performance of any obligation of Landlord under the Lease, except as set forth in Paragraph 5 of this Agreement and except as Lender elects otherwise in writing. Such payments shall continue until Lender directs Tenant otherwise in writing.

         Tenant agrees not to pay any rent under the Lease more than 30 days in advance without Lender's consent. The provisions of this Paragraph 7 will apply from time to time throughout the term of the Lease.

         8. CURE. If Tenant becomes entitled to terminate the Lease or offset, withhold or abate rents because of any default by Landlord, then Tenant shall give Lender written notice specifying Landlord's default. Lender then shall have the right, but not the obligation, to cure the specified default within the following time periods:

         (a) Fifteen days after receipt of such notice with respect to defaults that can be cured by the payment of money; or

         (b) Thirty days after receipt of such notice with respect to any other default; unless the cure requires Lender to obtain possession of the Demised Premises, in which case such thirty day period shall not commence until Lender acquires possession, so long as Lender proceeds promptly to acquire possession of the Demised Premises with due diligence, by foreclosure of the Mortgage or otherwise.

Nothing contained in this Paragraph 8 shall require Lender to commence or continue any foreclosure or other proceedings, or, if Lender acquires possession of the Demised Premises, to continue such possession, if all defaults specified by Tenant in its notice are cured. Possession by a receiver, or other similar official appointed at the instance, or with the consent, of Lender shall constitute possession by Lender for all purposes under this Paragraph 8.

         9. ESTOPPEL LETTERS. Whenever reasonably requested by Lender, Landlord and Tenant from time to time shall severally execute and deliver to or at the direction of Lender, and without charge to Lender, one or more written certifications of all of the matters as set forth in Paragraph 6, whether Tenant has exercised any renewal option or options and any other factual information the Lender may reasonably require to confirm the current status of the Lease, including, without limitation, a confirmation that the Lease is and remains subordinated as provided in this Agreement.

         10. CASUALTY AND EMINENT DOMAIN. Landlord and Tenant jointly and severally agree that the Mortgage permits Lender, at its option, to apply to the indebtedness from time to time secured by the Mortgage any and all insurance proceeds payable with respect to any casualty loss at the Demised Premises and any and all awards or other compensation that may be payable for the condemnation of all or any portion of the Demised Premises, or any interest therein, or by way of negotiated settlement or conveyance in lieu of condemnation; and Landlord and Tenant jointly and severally consent to any such application by Lender. Notwithstanding the foregoing, Landlord and Lender agree that any and all insurance or condemnation proceeds payable with respect to Tenant's property or the interruption or relocation of Tenant's business (except for rental loss insurance proceeds) will be paid to Tenant, so long as they do not reduce the proceeds otherwise payable to Lender.

         11. NOTICES. All notices, demands, and other communications that must or may be given or made in connection with this Agreement must be in writing and, unless receipt is expressly required, will be deemed delivered or made 5 days after having been mailed by registered or certified mail, return receipt requested, or by express mail, in any event with sufficient postage affixed, and addressed to the parties as follows:

         TO LENDER:      c/o AMRESCO Services, L.P.
                         245 Peachtree Center Avenue, N.E., Suite 1800
                         Atlanta, Georgia 30303
                         Attn: Private Sector Servicing

         TO LANDLORD:    W9/TIB Real Estate Limited Partnership
                         c/o Archon Group, L.P.
                         1275 K Street NW, Suite 900
                         Washington, DC 20005

         TO TENANT:      Prior to Commencement Date:     Following the
                                                         Commencement Date:

                         Evergreen Solar, Inc.           Evergreen Solar, Inc.
                         211 Second Avenue               259 Cedar Hill Street
                         Waltham,  MA  02451             Marlborough,  MA  01752
                         Attention:  Mark A. Farber      Attention:  President

         And a copy at all times to:

                         Testa, Hurwitz & Thibeault, LLP
                         125 High Street
                         Boston,  MA  02110
                         Attn:  Real Estate Department

Such addresses may be changed by notice pursuant to this Paragraph 11; but notice of change of address is effective only upon receipt. Tenant will furnish Lender with copies of all notices from Tenant to Landlord claiming a default by Landlord under the Lease, and Landlord will furnish Lender with copies of all notices from Landlord to Tenant claiming a default by Tenant under the Lease. All communications to Lender shall reference "AMRESCO Loan No.: 400030642".

         12. SUCCESSORS AND ASSIGNS. As used in this Agreement, the word "Tenant" shall mean Tenant and any subsequent holder or holders of an interest under the Lease, as the next may required, provided that the interest of such holder is acquired in accordance with the terms and provisions of the Lease, and the word "Lender" shall mean Lender or any other subsequent holder or holders of the Mortgage or any party acquiring title to the Premises or Landlord's interest in the Lease by purchase at a foreclosure sale, by deed of the Lender, or otherwise. Subject to the foregoing, this Agreement shall bind and inure to the benefit of Landlord, Tenant and Lender, their legal representatives, successors and assigns. The terms Lease, Mortgage and Lease Assignment shall include any and all amendments, modifications, replacements, substitutions, extensions, renewals and supplements thereto.

         13. FURTHER ASSURANCES. Landlord and Tenant from time to time shall execute and deliver at Lender' request all instruments that may be necessary or appropriate to evidence their agreement hereunder provided such instrument neither increases Tenant's obligations or decreases its rights under the Lease or this Agreement.

         14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all such counterparts shall constitute one and the same instrument.

         15. SEVERABILITY. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or to any person or to particular circumstances is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

LENDER:

LASALLE BANK NATIONAL ASSOCIATION f/k/a
LASALLE NATIONAL BANK, as Trustee for GS Mortgage Securities Corporation II
  Commercial Mortgage Pass-Through Certificates, Series 1998-GSFL1

By:      AMRESCO Services, L.P.,
         its authorized agent

         By:      AMRESCO Mortgage Capital, Inc.,
                  its general partner

                  By:
                           Name:
                           Title:   Servicing Officer

                                    EXHIBIT K

                                 RENEWAL OPTION

         Provided no Event of Default exists and Tenant or its Permitted Transferees are occupying at least seventy-five percent (75%) of the rentable area of the Premises at the time of such election, Tenant shall have the option to extend the Term of this Lease for one additional period of five (5) years, by delivering written notice of the exercise thereof to Landlord not later than twelve (12) months before the expiration of the Term. The Basic Rent payable for each month during such extended Term shall be the "FAIR MARKET RENTAL RATE" (determined as set forth below), at the commencement of such extended Term, for extensions of leases of space of equivalent quality, condition, size, age, utility and location, with the length of the extended Term and the credit standings of Tenant to be taken into account. Within thirty (30) days after receipt of Tenant's notice to extend but in any event not earlier than fourteen
(14) months prior to the commencement of the five-year extension term, Landlord shall deliver to Tenant written notice of Landlord's determination of the Fair Market Rental Rate and shall advise Tenant of the required adjustment to Basic Rent. Tenant shall, within ten (10) days after receipt of Landlord's notice, notify Landlord in writing whether Tenant accepts or rejects Landlord's determination of the Fair Market Rental Rate. If Tenant timely notifies Landlord that Tenant accepts Landlord's determination of the Fair Market Rental Rate (and failure of Tenant to notify Landlord within the time period prescribed above shall be deemed acceptance) or if, after a timely rejection by Tenant of such determination, the Fair Market Rental Rate is determined according to the procedures set forth in this Exhibit K, then, or nor before the commencement date of the extended Term, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms provided in this Lease, except as follows:

         (a)      Basic Rent shall be adjusted to the Fair Market Rental Rate;

         (b) Tenant shall have no further option to extend the Term option unless expressly granted by Landlord in writing; and

         (c) Landlord shall lease to Tenant the Premises in their then-current condition, and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements.

If Tenant rejects Landlord's determination of the Fair Market Rental Rate, Tenant may, but only within ten (10) days after receipt of Landlord's notice, require by written notice to Landlord that the determination of Fair Market Rental Rates be made by brokers. In such event, within ten (10) days thereafter, each party shall select a qualified commercial real estate broker with at least ten (10) years experience in appraising property and buildings in the city or submarket in which the Premises are located. The two brokers shall give their opinion of Fair Market Rental Rates within ten (10) days after their retention. In the event the opinions of the two brokers differ and, after good faith efforts over the succeeding ten (10) day period, they cannot mutually agree, the brokers shall immediately and jointly appoint a third broker with the qualifications specified above. This third broker shall immediately (within five
(5) days) choose either the determination of Landlord's broker or Tenant's broker and such choice of this third broker shall be final and binding on Landlord and Tenant. In no event, however, shall the Basic Rent for the extended Term be less than the then Basic Rent for the last twelve (12) months of the initial Term. Each party shall pay its won costs for its real estate broker. The parties shall equally share the costs of any third broker. the parties shall immediately confirm the renewal term, Basic Rent and the other terms and conditions so determined, in writing.

         Tenant's rights under this Exhibit shall terminate if (1) this Lease or Tenant's right to possession of the Premises is terminated, (2) Tenant assigns any of its interest in this Lease or sublets more than twenty-five percent (25%) of the rentable area of the Premises to any person other than to a Permitted Transferee unless Tenant intends to occupy and in fact occupies at least seventy-five (75%) of the Premises as of the commencement of the extended Term,
(3) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant's exercise thereof, or (4) Landlord determines, in its sole but reasonable discretion, that Tenant's financial condition or creditworthiness has materially deteriorated since the date of this Lease.

         Within thirty (30) days after receipt of Tenant's notice to extend the Term in accordance with the provisions of this Exhibit, Landlord may, at its election, cancel this Lease as of the expiration of the initial Term with respect to any portion of the Premises subleased to any person or entity other than a Permitted Transferee. If Landlord cancels this Lease as to any portion of the Premises subject to such sublease, then this Lease shall cease for such portion of the Premises, Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by said sublease, and the Basic Rent and Tenant's Proportionate Share of the Building shall be reduced in proportion to the fraction of the rentable area of the Premises affected by such cancellation, which reduction Landlord and Tenant shall confirm by written amendment to this Lease. Thereafter, Landlord may lease such portion of the Premises to the sublessee (or to any other person or entity) without liability to Tenant.

                                    EXHIBIT L

                          BASELINE ESA REPORT CRITERIA

The Baseline ESA Report shall be prepared by one of the following consultants:

1.       ENSR Corporation            Carol-Anne Morse        (978) 635-9500

2.       Camp Dresser & McKee        Dave Keil               (516) 496-8400

3.       ATC Associates              Brad Johnston           (972) 556-2204

         The following criteria are required scope for the baseline environmental site assessment:

         a. Attempt to establish shallow groundwater flow (minimum 3 GW wells) using developed GW wells. One well will be located in the area of the proposed location of the emergency generator (currently the middle of the southern portion of the building), one well will be located along the southeastern corner of the property, and one well will be located on the northern area of the building (favoring the east side).

         b. 1 GW sample will be taken from each of the 3 wells and analyzed for Volatile Organic Compounds (VOCs), Semi-Volatile Organic Compounds, pH, and NH3 (Ammonia). Equipment and field blanks need to be analyzed.

         c. 3 soil borings analyzed for the TPH-Diesel Range Organics will be located in the proposed location of the emergency generator. Of the three borings, one will be located upgradient, and two downgradient of the emergency generator. An indication of whether the tank (if applicable) has been registered with the appropriate regulatory agency shall be included in the report. Copies of leak test reports and inventory reports, if available, shall be obtained and included in the report.

         When analyzing the above-listed mediums, the following analytical methods are required:

                  VOCs - EPA method 8260
                  SVOCs - EPA method 8270
                  TPH - Diesel Range Organics

         If substances generated during investigative activities in connection with the preparation of the Baseline ESA Report are determined to be hazardous substances, the Consultant shall properly contain, label and leave on the Premises such hazardous substances for disposal by Landlord. Landlord shall prepare and deliver to Consultant a letter authorizing it to arrange for the disposal of such hazardous items (as defined by RCRA) in accordance with applicable law, and Tenant shall prepare and deliver to Consultant a letter authorizing it to arrange for the disposal of non-hazardous items (as defined by RCRA) in accordance with applicable law. Tenant shall pay all costs associated with the disposal of hazardous and non-hazardous items.

         In connection with the Final ESA Report, Consultant will review appropriate records for hazardous and solid waste activities at the Premises. This review shall include the identification of EPA ID number, contractors and methods used to dispose of solid waste, residual or waste materials, and sanitary and process waste waters. To the extent available from on-site interviews, the locations reported by on-site personnel as sued for the on-site and off-site disposal of hazardous and non-hazardous wastes should be included in the Final ESA Report. The criteria used in the definition of hazardous or non-hazardous shall also be included. The storage areas for waste materials shall be observed to determine whether any adverse environmental conditions exist as a result of improper storage facilities or practices. The Premises shall also be evaluated for evidence of on-site disposal or treatment of waste materials.

         Both Landlord and Tenant shall be entitled to rely upon the reports generated by the Consultant.